                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                    FILED BY A PARTY OTHER
                                               THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         Smith Barney Investment Series
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total Fee Paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

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

                        SMITH BARNEY LARGE CAP CORE FUND
                       SMITH BARNEY GROWTH AND INCOME FUND
                SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND
            SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO
                      SMITH BARNEY LARGE CAP CORE PORTFOLIO
                    SMITH BARNEY GROWTH AND INCOME PORTFOLIO
                           SELECT GOVERNMENT PORTFOLIO


                                125 Broad Street
                            New York, New York 10004


                                October 18, 2001


Dear Shareholder:

         Enclosed you will find a proxy statement, proxy card and other voting materials relating to a Special Meeting of Shareholders of the Funds that was originally scheduled to be held this past October 15th at the Funds' offices at 7 World Trade Center in New York. As you may know, this building was destroyed on September 11, 2001, causing the postponement of the Meeting. The Meeting will now be held at the offices of Bingham Dana LLP, on


                     TUESDAY, DECEMBER 4, 2001 AT 1:00 P.M.
                           399 PARK AVENUE, 21ST FLOOR
                            NEW YORK, NEW YORK 10022


         Also enclosed is a supplement to the notice of meeting and the proxy statement which includes the new time and place for the Meeting, and which updates certain other information contained in the proxy statement.

         Please read the enclosed materials carefully. If you cannot attend the Meeting, you may participate by proxy, by either mailing the enclosed proxy card or by voting. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card or vote by telephone or over the Internet. Instructions for telephone and Internet voting are enclosed.

                                               Sincerely,

                                           /s/ Heath B. McLendon

                                               Heath B. McLendon
                                               President

                         The Travelers Insurance Company
                       The Travelers Life Annuity Company

                                                       October 18, 2001

Dear Contract Owner:


         A Special Meeting of Shareholders of Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large Cap Core Portfolio, Smith Barney Growth and Income Portfolio and Select Government Portfolio was originally scheduled to be held this past October 15th at the Funds' offices at 7 World Trade Center in New York. As you may know, this building was destroyed on September 11, 2001, causing the postponement of the Meeting. The Meeting will now be held at the offices of Bingham Dana LLP, on


                     TUESDAY, DECEMBER 4, 2001 AT 1:00 P.M.
                           399 PARK AVENUE, 21ST FLOOR
                            NEW YORK, NEW YORK 10022

         All or part of the variable portion of your annuity Contract is invested in units in a separate account investment division that corresponds to shares in these Funds. Although you are not a shareholder of any Fund, you have the right to instruct us, as the issuer of the Contract, as to the manner in which the number of shares of each Fund attributable to your Contract should be voted. We will follow your voting instructions if they are received in time to be voted at the meeting. Shares for which no timely voting instructions are received will be voted by us in the same proportion as the shares for which we receive instructions.

         You will be asked to give voting instructions on several proposals, including the election of Trustees, a new management agreement and a number of items designed to provide for efficiencies and flexibility in the administration of the Funds.


         We have enclosed a copy of the Notice of Special Meeting of Shareholders and Proxy Statement dated September 4, 2001, and a Supplement relating to the change in time and place of the Meeting. Also enclosed is a card entitled "Voting Instructions." This card should be used to register your vote on the proposals to be acted on at the Meeting.


         YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED TO ENSURE THAT ALL THE SHARES ATTRIBUTABLE TO YOUR CONTRACT ARE VOTED BY US.

                        SMITH BARNEY LARGE CAP CORE FUND
                       SMITH BARNEY GROWTH AND INCOME FUND
                SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND
            SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO
                      SMITH BARNEY LARGE CAP CORE PORTFOLIO
                    SMITH BARNEY GROWTH AND INCOME PORTFOLIO
                           SELECT GOVERNMENT PORTFOLIO

                                125 Broad Street
                            New York, New York 10004

                                October 18, 2001

             SUPPLEMENT TO NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


         The Notice of Special Meeting of Shareholders is revised to change the date, time and place of the Special Meeting of Shareholders to Tuesday, December 4, 2001 at 1:00 p.m. at the offices of Bingham Dana LLP, 399 Park Avenue, 21st Floor, New York, New York 10022. Shareholders of record on October 5, 2001 are entitled to vote at the Meeting and at any adjournments thereof.


                          SUPPLEMENT TO PROXY STATEMENT

         The Proxy Statement is revised to change the date, time and place of the Special Meeting of Shareholders to Tuesday, December 4, 2001 at 1:00 p.m. at the offices of Bingham Dana LLP, 399 Park Avenue, 21st Floor, New York, New York 10022.

         Shareholders of record at the close of business on October 5, 2001 are entitled to vote at the Meeting and have one vote for each share held. As of October 5, 2001, the following number of shares of each Fund were outstanding:

                                                   Number of Shares Outstanding
                                                   ----------------------------
Large Cap Core Fund
    Class A                                               23,953,061.233
    Class B                                               23,793,388.250
    Class L                                                  296,347.265
    Class 1                                              182,128,635.540
Growth and Income Fund
    Class A                                               22,467,096.693
    Class B                                               12,950,325.551
    Class L                                                  449,593.303
    Class O                                                  188,654.395
    Class P                                                3,730,433.900
    Class Y                                               12,327,164.925
    Class 1                                               52,328,748.248
International Aggressive Growth Fund
    Class A                                                2,562,267.942
    Class B                                                3,447,724.299
    Class L                                                  180,516.633
    Class 1                                                  217,908.614
Premier Selections All Cap Growth Portfolio                3,171,872.094
Large Cap Core Portfolio                                   7,299,524.746
Growth and Income Portfolio                                3,692,288.787
Select Government Portfolio                                1,340,104.224

         On October 5, 2001, all shares of the Premier Selections All Cap Growth Portfolio, Large Cap Core Portfolio, Growth and Income Portfolio and Select Government Portfolio were owned of record by one or more of The Travelers Insurance Company and The Travelers Life Annuity Company (referred to in this proxy statement as Participating Insurance Companies) and held in separate accounts which fund benefits under variable contracts issued by the Participating Insurance Companies.

         The proxy statement and the accompanying materials are being mailed by the Board of Trustees on or about October 18, 2001.

                       SMITH BARNEY LARGE CAP CORE FUND

                     SMITH BARNEY GROWTH AND INCOME FUND

                          SMITH BARNEY INTERNATIONAL
                            AGGRESSIVE GROWTH FUND

                       SMITH BARNEY PREMIER SELECTIONS
                           ALL CAP GROWTH PORTFOLIO

                    SMITH BARNEY LARGE CAP CORE PORTFOLIO

                    SMITH BARNEY GROWTH AND INCOME PORTFOLIO

                         SELECT GOVERNMENT PORTFOLIO


                           Seven World Trade Center
                           New York, New York 10048

                                                              September 4, 2001


Dear Shareholder:

  A Special Meeting of Shareholders of the Funds named above will be held at the offices of Citigroup Inc., 7 World Trade Center, New York, New York 10048 at 11:00 a.m. on October 15, 2001.

  At the Meeting, you will be asked to elect Trustees and to vote on a new management agreement. For certain Funds, you will be asked to vote on new service plans. You also will be asked to vote on a number of items designed to provide for efficiencies and flexibility in the administration of the Funds. As a shareholder, you cast one vote for each share you own.

  If you cannot attend the Meeting, you may participate by proxy. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card or vote by telephone or over the Internet. Instructions for telephone and Internet voting are enclosed.

  YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE VOTE PROMPTLY BY COMPLETING AND SIGNING THE PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

  If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call at 1-800-451-2010 or your financial consultant. If you hold shares through a variable annuity product, please call 1-800-842-8573.

  Thank you for your participation in the Meeting.

                                Sincerely,
                            /s/ Heath B. McLendon
                                Heath B. McLendon
                                President

                        SMITH BARNEY LARGE CAP CORE FUND

                       SMITH BARNEY GROWTH AND INCOME FUND

                           SMITH BARNEY INTERNATIONAL
                             AGGRESSIVE GROWTH FUND

                         SMITH BARNEY PREMIER SELECTIONS
                            ALL CAP GROWTH PORTFOLIO

                      SMITH BARNEY LARGE CAP CORE PORTFOLIO

                    SMITH BARNEY GROWTH AND INCOME PORTFOLIO

                           SELECT GOVERNMENT PORTFOLIO


                           Seven World Trade Center
                           New York, New York 10048


                         QUESTION & ANSWER SUPPLEMENT


  This Q&A supplement is intended to briefly summarize for you the information contained in the attached Proxy Statement. For more detailed information about the items to be voted on and instructions on how you can vote, please refer to the Proxy Statement and accompanying materials. NO MATTER HOW MANY SHARES YOU OWN, YOUR TIMELY VOTE IS VERY IMPORTANT! PLEASE VOTE TODAY BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD OR BY VOTING VIA TELEPHONE OR THE INTERNET! THANK YOU IN ADVANCE FOR YOUR VOTE.

WHEN AND WHERE IS THE MEETING?

  A Special Meeting of Shareholders will be held at the offices of Citigroup Inc., 7 World Trade Center, New York, New York, at 11:00 a.m. on Monday, October 15, 2001.

DO I HAVE TO ATTEND THE MEETING IN ORDER TO VOTE?

  No. You do not have to attend the meeting in order to cast your vote. You may vote by completing and mailing the proxy card that accompanies these proxy materials, by telephone, or over the Internet. Please see the instructions included in the proxy mailing for details on how to vote. Your timely vote is important!!

HAS THE BOARD OF TRUSTEES OF THE FUNDS CONSIDERED THESE VOTES?

  The Board of Trustees has considered each matter and has unanimously recommended that you approve each nominee for Trustee and vote in favor of each other item to be voted on at the meeting.

WHAT ITEMS AM I BEING ASKED TO VOTE ON?

ITEM 1. TO ELECT A BOARD OF TRUSTEES.

  You are being asked to elect a new Board of Trustees. The new Board will combine the Funds' current Trustees with trustees supervising other funds in the Smith Barney/Citi fund complex. The current Trustees believe that the Funds and their shareholders will benefit from the expertise brought by these nominees and the larger combined Board.

ITEM 2. TO VOTE ON AN AMENDED AND RESTATED DECLARATION OF TRUST.

  Each of the Funds currently operates under a document called a declaration of trust. Shareholders are being asked to approve a revised, more modern version of the declaration of trust. The Restated Declaration will give the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner.

ITEM 3. TO VOTE ON AMENDING, REMOVING OR ADDING CERTAIN
        FUNDAMENTAL INVESTMENT POLICIES.

  Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that they cannot be changed without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Each of the Funds has adopted, in addition to those policies required by law, other policies, in many cases in response to certain regulatory requirements, such as state requirements, that are no longer applicable. The Trustees have reviewed the Funds' current fundamental policies, and have concluded that certain policies should now be revised, removed or added in order to facilitate the administration and compliance monitoring of the Funds. Please note that the proposed amendments do not affect the investment objectives of the Funds, which remain unchanged. Each Fund will continue to be managed in accordance with the investment policies described in its prospectus.

ITEM 4. TO VOTE ON A MANAGEMENT AGREEMENT.

  You are being asked to approve a new Management Agreement between the Funds and Smith Barney Fund Management LLC which will replace the Funds' existing management and advisory agreements with Smith Barney. The new agreement is being proposed in order to standardize the terms of the agreements in the Smith Barney/Citi fund complex. The contractual fees payable by each Fund will remain the same under the new Management Agreement.

ITEM 5. TO VOTE ON NEW SERVICE PLANS FOR LARGE CAP CORE FUND, GROWTH AND INCOME FUND AND INTERNATIONAL AGGRESSIVE GROWTH FUND.

  Each Fund currently has in place Distribution Plans for certain of its classes of shares. Each Fund is proposing to replace its existing Distribution Plans with new Service Plans in order to standardize the terms of the service plans in the Smith Barney/Citi fund complex. There will be no increase in the maximum fees payable under the new Plans.

ITEM 6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

  At this time, there is no other business.

  This Question and Answer Supplement is intended to provide only a brief summary of the matters to be voted on at the meeting of shareholders. Please refer to the attached Proxy Statement which contains more detailed information to help you reach an informed decision on how to vote. We urge you to vote promptly in order to avoid the Funds having to incur the additional costs associated with a second proxy solicitation.

                       SMITH BARNEY LARGE CAP CORE FUND

                     SMITH BARNEY GROWTH AND INCOME FUND

                          SMITH BARNEY INTERNATIONAL
                            AGGRESSIVE GROWTH FUND

                       SMITH BARNEY PREMIER SELECTIONS
                           ALL CAP GROWTH PORTFOLIO

                    SMITH BARNEY LARGE CAP CORE PORTFOLIO

                    SMITH BARNEY GROWTH AND INCOME PORTFOLIO

                         SELECT GOVERNMENT PORTFOLIO


                           Seven World Trade Center
                           New York, New York 10048


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 15, 2001


  A Special Meeting of Shareholders will be held at the offices of Citigroup Inc., 7 World Trade Center, New York, New York 10048, at 11:00 a.m. on October 15, 2001, for the following purposes:

ITEM 1. To elect a Board of Trustees.

ITEM 2. To vote on an Amended and Restated Declaration of Trust.

ITEM 3. To vote on amending, removing or adding certain fundamental investment policies.

ITEM 4. To vote on a Management Agreement.

ITEM 5. To vote on Service Plans for Class A, B, L, O and P shares (only shareholders of the Large Cap Core Fund, Growth and Income Fund and International Aggressive Growth Fund vote on this Item).

ITEM 6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE EACH NOMINEE FOR TRUSTEE AND VOTE IN FAVOR OF EACH OTHER ITEM.

  Shareholders of record on August 16, 2001 are entitled to vote at the Meeting and at any adjournments thereof.

                            By order of the Board of Trustees
                            Robert I. Frenkel, Secretary


September 4, 2001

                        SMITH BARNEY LARGE CAP CORE FUND

                       SMITH BARNEY GROWTH AND INCOME FUND

                           SMITH BARNEY INTERNATIONAL
                             AGGRESSIVE GROWTH FUND

                         SMITH BARNEY PREMIER SELECTIONS
                            ALL CAP GROWTH PORTFOLIO

                      SMITH BARNEY LARGE CAP CORE PORTFOLIO

                    SMITH BARNEY GROWTH AND INCOME PORTFOLIO

                         SELECT GOVERNMENT PORTFOLIO


                           Seven World Trade Center
                           New York, New York 10048


                                 PROXY STATEMENT


  This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Funds named above to be used at a Special Meeting of Shareholders of the Funds to be held at 11:00 a.m. on October 15, 2001 at the offices of Citigroup Inc., 7 World Trade Center, New York, New York 10048, and at any adjournment thereof. The Meeting is being held to elect a Board of Trustees and to vote on certain other important proposals that are described below and in the accompanying Notice of Special Meeting.

  Shareholders of record at the close of business on August 16, 2001 are entitled to vote at the Meeting and have one vote for each share held. As of August 16, 2001, the following number of shares of each Fund were outstanding:



                                                               NUMBER OF
FUND                                                       SHARES OUTSTANDING
----                                                       ------------------
Large Cap Core Fund
  Class A                                                     29,958,602.349
  Class B                                                     23,726,260.461
  Class L                                                        270,473.779
  Class 1                                                    184,371,258.733
Growth and Income Fund
  Class A                                                     22,704,549.810
  Class B                                                     13,073,285.299
  Class L                                                        451,291.235
  Class O                                                        190,901.288
  Class P                                                      3,983,930.669
  Class Y                                                     12,312,234.138
  Class 1                                                     53,059,049.950
International Aggressive Growth Fund
  Class A                                                      2,546,303.984
  Class B                                                      3,446,823.566
  Class L                                                        194,109.414
  Class 1                                                        220,307.310
Premier Selections All Cap
  Growth Portfolio                                             3,172,650.927
Large Cap Core Portfolio                                       6,981,462.585
Growth and Income Portfolio                                    3,515,937.674
Select Government Portfolio                                    1,336,936.571

  On August 16, 2001, all shares of the Premier Selections All Cap Growth Portfolio, Large Cap Core Portfolio, Growth and Income Portfolio and Select Government Portfolio were owned of record by one or more of The Travelers Insurance Company and The Travelers Life Annuity Company (referred to in this proxy statement as Participating Insurance Companies) and held in separate accounts which fund benefits under variable contracts issued by the Participating Insurance Companies.


  A copy of your Fund's most recent annual and semi-annual reports may be obtained without charge by written request or by calling 1-800-451-2010.


  This proxy statement and the accompanying materials are being mailed by the Board of Trustees on or about September 4, 2001.


                  VOTE REQUIRED AND MANNER OF VOTING PROXIES

  Shareholders of the Funds will vote together as a single class on the election of Trustees and on the Amended and Restated Declaration of Trust. Each nominee for Trustee must be elected by a plurality of the outstanding shares of the Funds that are present at the Meeting, in person or by proxy, and entitled to vote on this Item. The Amended and Restated Declaration of Trust must be approved by a majority of the outstanding shares of the Funds that are entitled to vote on this Item.

  Shareholders of each class of each Fund will vote separately on the Service Plan for that class. The proposed Service Plans for Class A, B and L shares must be approved by the holders of Class A, B and L shares of the Large Cap Core Fund, Growth and Income Fund and International Aggressive Growth Fund, respectively. The proposed Service Plans for Class O and P shares must be approved by the holders of Class O and P shares of the Growth and Income Fund, respectively. In each case this approval requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the applicable class that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the class are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the class. This vote is referred to in the chart below as the vote of a "majority of the outstanding voting securities" of the applicable class.

  Approval of all other Items for a Fund requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. This vote is referred to in the chart below as the vote of a "majority of the outstanding voting securities" of the Fund.

  The following table summarizes these voting requirements:

                             SHAREHOLDERS ENTITLED         VOTE REQUIRED
                                    TO VOTE                FOR APPROVAL
                             ---------------------         -------------

Item 1                      Shareholders of the      Each nominee must be
(Election of Trustees)      Funds vote together for  elected by a plurality of
                            each nominee             the outstanding shares of
                                                     the Funds present at the
                                                     Meeting and entitled to
                                                     vote

Item 2                      Shareholders of the      Approved by a majority of
(Approval of Amended and    Funds vote together      the outstanding shares of
Restated Declaration of                              the Funds that are
Trust)                                               entitled to vote

Item 3                      Shareholders of each     Approved by a "majority
(Changes to Fundamental     Fund vote separately     of the outstanding voting
Investment Policies)                                 securities" of the
                                                     relevant Fund

Item 4                      Shareholders of each     Approved by a "majority
(Approval of Management     Fund vote separately     of the outstanding voting
Agreement)                                           securities" of the
                                                     relevant Fund


Item 5                      Shareholders of the      Approved by a "majority
(Approval of Service Plans  Large Cap Core Fund,     of the outstanding voting
for Class A, B, L, O and P  Growth and Income Fund   securities" of the
shares)                     and International        relevant Fund and class
                            Aggressive Growth Fund   of shares
                            only vote separately by
                            applicable class

  As noted above, the shares of the Premier Selections All Cap Growth Portfolio, Large Cap Core Portfolio, Growth and Income Portfolio and Select Government Portfolio are owned of record by Participating Insurance Companies. Each Participating Insurance Company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division that corresponds to shares in these Funds. All shares of each of these Funds held in each variable account will be voted. Shares for which no timely voting instructions are received will be voted in the same proportion as shares for which instructions are received.

  If the enclosed proxy is executed properly and returned, or if a proxy is properly authorized in accordance with the procedures for telephonic or Internet voting, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. IF THE ENCLOSED PROXY IS EXECUTED AND RETURNED BUT NO INSTRUCTIONS ARE GIVEN, YOUR SHARES WILL BE VOTED "FOR" THE MATTERS LISTED IN THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND "FOR" ANY OTHER MATTERS DEEMED APPROPRIATE. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the Funds or delivered at the Meeting.

  The presence in person or by proxy of the holders of 20% of the shares of each series entitled to vote is required to constitute a quorum for transacting business by that Fund at the Meeting. For the purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. As a result, abstentions and broker "non-votes" will have no effect on the outcome of Item 1 and will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 2 through 5.

  The costs of the proxy solicitation to be borne by the Funds are estimated to be: $800,000 for Smith Barney Large Cap Core Fund; $215,000 for Smith Barney Growth and Income Fund; $80,000 for Smith Barney International Aggressive Growth Fund; $5,000 for Smith Barney Premier Selections All Cap Growth Portfolio; $5,000 for Smith Barney Large Cap Core Portfolio; $5,000 for Smith Barney Growth and Income Portfolio; and $5,000 for Select Government Portfolio.


  The Funds know of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Funds' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

ITEM 1  TO ELECT A BOARD OF TRUSTEES.

  At the Meeting, you will be asked to elect a Board of Trustees. Messrs. Carlton, Cocanougher, Gross, McLendon, Merten and Pettit are currently Trustees of the Funds and have served in that capacity continuously since originally elected or appointed. The remaining nominees were appointed by the current Trustees on November 3, 2000, subject to approval by the Funds' shareholders. The new Board will combine the Funds' current Trustees with trustees supervising other funds in the Smith Barney/Citi fund complex. The Trustees and nominees are listed in the table appearing below.

  Your Trustees believe that you will benefit from the expertise brought by these nominees and the larger combined Board. The new Board will include Trustees representing a number of different industries and geographical areas, with a wide breadth of experience. The increased size of the Board will permit more specialization as the business of supervising mutual funds becomes more complex. The Board will also benefit from the experience of the new Trustees as trustees of other mutual funds.

  If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by the current Trustees. The current Trustees will continue to serve as Trustee whether or not shareholders approve Item 1.

  The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

  The following table presents certain information about the Trustees and the nominees for Trustee, including their principal occupations for at least the past five years, although the titles may not have been the same throughout.

ELLIOTT J. BERV                 Trustee of 20 funds in the Smith Barney/Citi
58 years of age                 fund complex; Chief Executive Officer, Rocket
Nominee for Trustee             City Enterprises (Consulting, Publishing,
                                Internet Services) (since January 2000);
                                President, Catalyst, Inc. (Strategy
                                Consultants) (since 1992); President and
                                Director, Elliott J. Berv & Associates
                                (Management Consultants) (since 1984).


DONALD M. CARLTON               Trustee of 7 funds in the Smith Barney/Citi
64 years of age                 fund complex; Director, American Electric
Trustee                         Power (Electric Utility) (since 2000);
                                Director, Valero Energy (Petroleum Refining)
                                (since 1999); Consultant, URS Corporation
                                (Engineering) (since 1999); Director, National
                                Instruments Corp. (Technology) (since 1994);
                                former Chief Executive Officer, Radian
                                Corporation (Engineering) (from 1969 to 1996);
                                former Chief Executive Officer, Radian
                                International L.L.C. (Engineering) (from 1996 to 1998).

A. BENTON COCANOUGHER           Trustee of 7 funds in the Smith Barney/Citi
63 years of age                 fund complex; Dean and Professor of Marketing,
Trustee                         College and Graduate School of Business of
                                Texas A & M University (since 1987); former
                                Director, Randall's Food Markets, Inc. (from
                                1990 to 1999); Director, First American Bank and First American Savings Bank (from 1994 to
                                1999).


MARK T. FINN                    Trustee of 19 funds in the Smith Barney/Citi
58 years of age                 fund complex; Vice Chairman and Chief
Nominee for Trustee             Operating Officer, Lindner Asset Management
                                Company (Mutual Fund Company) (since March
                                1999); General Partner and Shareholder,
                                Greenwich Ventures LLC (Investment
                                Partnership) (since 1996); Chairman and Owner,
                                Vantage Consulting Group, Inc. (Investment
                                Advisory and Consulting Firm) (since 1988);
                                President and Director, Delta Financial, Inc.
                                (Investment Advisory Firm) (since 1983);
                                former President, Secretary and Owner, Phoenix
                                Trading Co. (Commodity Trading Advisory Firm)
                                (from March 1997 to December 2000).

RILEY C. GILLEY                 Trustee of 26 funds in the Smith Barney/Citi
75 years of age                 fund complex; Vice President and General
Nominee for Trustee             Counsel, Corporate Property Investors (from
                                1988 to 1991); Partner, Breed, Abbott & Morgan
                                (Attorneys) (retired, 1987).


STEPHEN RANDOLPH GROSS          Trustee of 7 funds in the Smith Barney/Citi
53 years of age                 fund complex; Director, Hotpalm.com, Inc.
Trustee                         (Wireless Applications) (since May 2000);
                                Partner, Capital Investment Advisory Partners
                                (Consulting) (since January 2000); Director,
                                United Telesis, Inc. (Telecommunications)
                                (since January 1999); Managing Director,
                                Fountainhead Ventures, L.L.C. (Consulting)
                                (since March 1998); Director, ebank.com, Inc.
                                (since January 1998); Director, Ikon Ventures,
                                Inc. (since January 1998); Chairman, Gross,
                                Collins & Cress, P.C. (Accounting Firm) (since
                                1979).


DIANA R. HARRINGTON             Trustee of 21 funds in the Smith Barney/Citi
61 years of age                 fund complex; Professor, Babson College (since
Nominee for Trustee             1992); Trustee, Highland Family of Funds
                                (Investment Company) (March 1997 to March
                                1998).

SUSAN B. KERLEY                 Trustee of 21 funds in the Smith Barney/Citi
50 years of age                 fund complex; President, Global Research
Nominee for Trustee             Associates, Inc. (Investment Consulting)
                                (since 1990); Director, Mainstay Institutional
                                Funds (Investment Company) (since 1990).

HEATH B. MCLENDON*              Chairman or Co-Chairman of the Board, Trustee
68 years of age                 or Director of seventy-seven investment
Trustee                         companies associated with Citigroup; Chairman,
President since 12/31/97        President and Chief Executive Officer, Smith
                                Barney Fund Management LLC (since March 1996);
                                Managing Director, Salomon Smith Barney Inc.
                                (since 1993); President, Travelers Investment
                                Adviser, Inc.


ALAN G. MERTEN                  Trustee of 7 funds in the Smith Barney/Citi
59 years of age                 fund complex; Director, Re-route.com
Trustee                         (Information Technology) (since 2000);
                                Director, BTG, Inc. (Information Technology)
                                (since 1997); President, George Mason
                                University (since 1996); Director, Comshare,
                                Inc. (Information Technology) (since 1985);
                                former Director, Indus (Information
                                Technology) (from 1995 to 1999); former Dean,
                                Johnson Graduate School of Management of
                                Cornell University (from 1989 to 1996).


C. OSCAR MORONG, JR.            Trustee of 24 funds in the Smith Barney/Citi
66 years of age                 fund complex; Director, MAS Funds (Investment
Nominee for Trustee             Company) (since 1993); Managing Director,
                                Morong Capital Management (since 1993); former
                                Director, Indonesia Fund (Closed End Fund)
                                (1990 to 1999).


R. RICHARDSON PETTIT            Trustee of 7 funds in the Smith Barney/Citi
59 years of age                 fund complex; Professor of Finance, University
Trustee                         of Houston (since 1977); former Managing
                                Director, Windermere Investments (Financial
                                Consulting) (from January 1997 to June 1997).

WALTER E. ROBB, III             Trustee of 23 funds in the Smith Barney/Citi
75 years of age                 fund complex; Director, John Boyle & Co., Inc.
Nominee for Trustee             (Textiles) (since 1999); President, Benchmark
                                Consulting Group, Inc. (Service Company)
                                (since 1991); Director, Harbor Sweets, Inc.
                                (Candy) (since 1990); Sole Proprietor, Robb
                                Associates (Corporate Financial Advisors)
                                (since 1978); Director, W.A. Wilde Co. (Direct
                                Mail) (since 1989); Director, Alpha Granger
                                Manufacturing, Inc. (Electronics) (since
                                1983); Co-owner, Anne Bell Robb (Publishing)
                                (since 1979); Trustee, MFS Family of Funds
                                (Investment Company) (since 1985); former
                                President and Treasurer, Benchmark Advisors,
                                Inc. (Corporate Financial Advisors) (from 1989 to 2000).


E. KIRBY WARREN                 Trustee of 24 funds in the Smith Barney/Citi
66 years of age                 fund complex; Professor and Professor
Nominee for Trustee             Emeritus, Graduate School of Business,
                                Columbia University (since 1957).
----------
* An "Interested Person" of the Funds for purposes of the Investment Company Act of 1940.

  The following tables show the cash compensation paid to the Trustees and nominees for Trustee for each Fund's most recent fiscal year. Mr. McLendon, as an interested person of the Funds, did not receive any compensation from the Funds for serving as a Trustee.

                                         TRUSTEE COMPENSATION TABLES

                                                                          INTERNAT'L           PREMIER
                                       LARGE CAP         GROWTH AND        AGGRESS.          SELECTIONS
TRUSTEES                               CORE FUND           INCOME        GROWTH FUND          PORTFOLIO
--------                               ---------           ------        -----------          ---------
Mr. Carlton                             $43,855            $9,896           $1,722              $144
Mr. Cocanougher                         $44,487            $9,961           $1,722              $165
Mr. Gross                               $43,855            $9,896           $1,722              $144
Mr. Merten                              $43,154            $9,871           $1,707              $151
Mr. Pettit                              $44,275            $9,955           $1,738              $145


                                                                                                TOTAL
                                                         GROWTH AND                         COMPENSATION
                                       LARGE CAP           INCOME       SELECT GOV'T       FROM THE FUNDS
                                    CORE PORTFOLIO       PORTFOLIO        PORTFOLIO        AND COMPLEX(1)
                                    --------------       ---------        ---------        --------------
Mr. Carlton                              $213               $138             $129              $63,100
Mr. Cocanougher                          $215               $139             $129              $68,000
Mr. Gross                                $213               $138             $129              $63,100
Mr. Merten                               $213               $138             $128              $63,100
Mr. Pettit                               $215               $138             $129              $67,700


                                                                    TOTAL COMPENSATION
                                      COMPENSATION FROM               FROM THE FUNDS
NOMINEES FOR TRUSTEE                      THE FUNDS                   AND COMPLEX(2)
--------------------                      ---------                   --------------
Mr. Berv                                     N/A                          $68,000
Mr. Finn                                     N/A                          $71,800
Mr. Gilley                                   N/A                          $69,500
Ms. Harrington                               N/A                          $67,500
Ms. Kerley                                   N/A                          $66,000
Mr. Morong                                   N/A                          $93,000
Mr. Robb                                     N/A                          $63,000
Mr. Warren                                   N/A                          $67,500


----------
(1) Messrs. Carlton, Cocanougher, Gross, Merten and Pettit were trustees during that period of 13 funds advised or managed by Citigroup affiliates.

(2) Messrs. Berv, Finn, Gilley, McLendon, Morong, Robb and Warren and Mses. Harrington and Kerley were trustees during that period of 24, 23, 34, 229, 38, 27, 38, 29 and 29, respectively, funds advised or managed by Citigroup affiliates.


  The Trustees have adopted a Trustee Emeritus Plan for all Trustees who are not "interested persons" of the Funds, within the meaning of the Investment Company Act of 1940. Under the Plan, all Trustees are required to resign from the Board upon attaining age 75 (a higher age applies to certain Trustees who were in office when the Plan was adopted). Trustees who have served at least ten years when they reach the mandatory resignation age (or an earlier age in certain circumstances) may become Trustees Emeriti, and may serve in that capacity for up to ten years. Trustees Emeriti are paid one-half of the annual retainer and meeting fees applicable to Trustees, and are reimbursed for their reasonable out-of-pocket expenses relating to attendance at meetings. Trustees Emeriti are not Trustees of the Funds.


  The Funds also have a retirement plan, which was amended when the Trustee Emeritus Plan was adopted. For the current Trustees who are not "interested persons" of the Funds, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Funds during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. Amounts payable to any Trustee under the retirement plan will be reduced by any amounts paid to that Trustee under the Trustee Emeritus Plan. Total aggregate retirement benefits accrued under the plan for the Funds' most recent fiscal year were $1,570,818. The amount of benefits to be paid upon retirement is not currently determinable for any current Trustee. The retirement plan will not apply to any of the new nominees for Trustee.


  The Board of Trustees met 9 times during the Funds' last fiscal year. The Board has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Funds, within the meaning of the Investment Company Act of 1940. The Audit Committee met twice during the Funds' last fiscal year to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence. The Board also has a standing Governance Committee. All Trustees who are not "interested persons" of the Funds are members of the Governance Committee. The Governance Committee is newly organized and is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. Each Trustee attended at least 75% of all Board and applicable committee meetings during the Funds' last fiscal year.

  The Funds' declaration of trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Funds unless it is determined that they engaged in Disabling Conduct. Disabling Conduct includes willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the Trustee's office, or the Trustee not acting in good faith in the reasonable belief that his actions were in the best interests of the Funds. A determination that a Trustee or officer is entitled to indemnification may be made by a final decision by a court or other body hearing the proceeding that the person did not engage in Disabling Conduct, dismissal of a court action or administrative proceeding for insufficiency of evidence of Disabling Conduct, or a determination, based on a review of readily available facts, by a majority of a quorum of disinterested Trustees, or in a written opinion of independent counsel, that the person was not liable by reason of Disabling Conduct. In the case of settlement, indemnification will not be provided unless it has been approved by a majority of a quorum of disinterested Trustees, or by independent counsel in a written opinion.

                                REQUIRED VOTE

  Election of each Trustee will require approval by the holders of a plurality of the outstanding shares of the Funds that are present at the Meeting, in person or by proxy, and entitled to vote on this Item.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

ITEM 2. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

  The Funds, like other mutual funds, are subject to comprehensive federal laws and regulations, and in particular, the Investment Company Act of 1940. Every mutual fund is also subject to state law. Each Fund is subject to Massachusetts law because it is a series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Funds currently operate under such a declaration of trust.

  At the Meeting, you will be asked to authorize the Trustees to adopt the Amended and Restated Declaration of Trust appearing as Appendix A to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends the Funds' existing declaration of trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and unanimously recommend that you authorize the Trustees to adopt it.

  The Restated Declaration gives the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not remove any of the protections of federal law or alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Trustees must first consider the shareholders' interests and then act in accordance with those interests.

  You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

  The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix A.

SIGNIFICANT CHANGES


  1. DOLLAR-WEIGHTED VOTING. The Restated Declaration provides that each shareholder of each fund is entitled to one vote for each dollar of net asset value of the fund represented by the shareholder's shares of the fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declaration provides that each share of each fund is entitled to one vote on each matter on which shares of that fund are entitled to vote. The Funds are proposing the change to dollar-weighted voting in order to equalize the voting power of the shareholders of the various funds in the trust.


  Dollar-weighted voting is important when a fund is part of a trust that has more than one series. Because each fund in a trust typically has a different share price than other funds that are also series of the trust, shareholders of a fund with lower-priced shares may have more voting power than shareholders of a fund with higher-priced shares. For example, if a fund's shares are selling for $5.00 per share, a $1000 investment will purchase 200 shares of that fund. If another fund in the trust has shares that are selling for $10.00 per share, that same $1000 investment will purchase only 100 shares of that fund. The Existing Declaration gives one vote for each share owned. Therefore, under the Existing Declaration, when the shareholders of the trust vote together as a single class, a shareholder of the first fund has twice the vote of a shareholder of the second fund, even though the economic interest of each shareholder is the same. The change would match a shareholder's economic interest in the trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting powers.

  2. REORGANIZATION. The Restated Declaration permits the Trustees, without shareholder approval, to change a fund's form of organization, reorganize any fund or class or the trust as a whole into a newly created entity or a newly created series of an existing entity, or to incorporate any fund or class or the trust as a whole as a newly created entity. The Existing Declaration requires shareholder approval for this type of reorganization.

  Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit the trust or a fund or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize the trust or any of its funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

  The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

  The Restated Declaration does not permit the trust or any fund or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval. However, it would permit a reorganization with a newly created entity without shareholder approval.

  3. FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval in more limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by a fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

  4. INVESTMENT IN OTHER INVESTMENT COMPANIES. The Restated Declaration permits each Fund to invest in other investment companies to the extent not prohibited by applicable law. Recent amendments to applicable law permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional changes in law in the future which affect mutual funds' ability to invest in other funds. An investment structure where a fund invests its assets in a single investment company is sometimes referred to as "master/ feeder" structure. An investment structure where a fund invests all or a portion of its assets in more than one investment company is sometimes referred to as "fund-of-funds" structure. Both the master/feeder and fund-of-funds structures attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity. Although the Trustees have no current intention of changing the structure of the Funds, the Restated Declaration would give the Trustees the flexibility to implement a master/feeder or fund-of-funds structure for a Fund in the event that they were to determine that such a structure was in the best interests of Fund shareholders. Item 3 below also seeks approval of changes to the Funds' fundamental policies to specifically permit a master/feeder or fund-of-funds structure.

OTHER CHANGES

  Other changes to the Existing Declaration include:

    1. The Restated Declaration permits a fund to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law.

    2. The Restated Declaration permits the Trustees, without shareholder approval, to terminate the trust, to designate or redesignate series, such as a Fund, to classify and reclassify classes and to make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series of class are outstanding. The Existing Declaration permits the Trustees to terminate the trust or a fund only with shareholder approval.

    3. The Restated Declaration explicitly permits mergers, reorganizations and similar transactions to be effected through a variety of methods, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

    4. The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the trust or for cause by the vote of two-thirds of the remaining Trustees, (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees, and (iii) the automatic retirement of Trustees when their terms, if any, expire.

    5. The Restated Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board Meetings. The Restated Declaration does not specify dates when Trustee meetings must be held, nor does it require the Trustees to elect officers annually. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Funds' affairs.

    6. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declaration permits the Trustees to redeem shares in more limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a fund (for example, in the case of a market timer).

    7. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may invest fund assets in all types of investments including derivatives. The Restated Declaration also broadens the types of entities that may serve as a custodian for the safekeeping of fund assets.

    8. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

    9. The Restated Declaration provides that shareholders of all funds generally will vote together on all matters except when the Trustees determine that only shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    10. The Restated Declaration clarifies that except when a larger vote is required by applicable law or by any provision of the Restated Declaration or the by-laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality is required to elect Trustees. However, where any provision of law or of the Restated Declaration requires that the holders of any fund or class vote as a fund or class, then a majority of the voting power of the shares of that fund or class voted on the matter will decide that matter insofar as that fund or class is concerned.

    11. The Restated Declaration provides that shareholders may not bring suit on behalf of a fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this change may be to discourage suits brought against the Funds by shareholders.

    12. The Restated Declaration permits a fund or class to merge with or sell its assets to another operating entity by approval of a "majority of the outstanding voting securities" of the fund or class. Under the Restated Declaration, this means the lesser of (i) shares representing 67% or more of the voting power of the shares of the fund or class that are present or represented by proxy at the meeting called to vote on the matter if more than 50% of the voting power of the outstanding shares of the fund or class are present or represented by proxy, or (ii) shares representing more than 50% of the voting power of the outstanding shares of the fund or class. The Existing Declaration requires approval of such a transaction by a majority of the outstanding shares of the fund in question. The effect of this change may be to make it easier for a fund to merge or sell its assets.


    13. The Restated Declaration divides the trust into shares of beneficial interest with a par value of $.00001 per share. Under the Existing Declaration, the shares of beneficial interest have a par value of $0.01 per share.


    14. The Existing Declaration requires that the Trustees fix a record date not more than 120 days prior to any shareholder meeting. The Restated Declaration does not contain a provision regarding the establishment of record dates, which is covered in the Funds' By-Laws.

                                REQUIRED VOTE

  The affirmative vote of the holders of a majority of the outstanding voting securities of the Funds that are entitled to vote on this Item is required to authorize the Trustees to adopt the Restated Declaration.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR AUTHORIZING THE TRUSTEES TO ADOPT THE AMENDED AND RESTATED DECLARATION OF TRUST.

ITEM 3.  TO AMEND, REMOVE OR ADD CERTAIN FUNDAMENTAL INVESTMENT POLICIES.

  Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. The Funds have adopted, in addition to those policies required by law, other policies, in many cases in response to certain regulatory requirements, such as state requirements, that are no longer applicable to the Funds. The Trustees have reviewed the Funds' current fundamental policies, and have concluded that certain policies should now be revised or removed in order to facilitate the administration of the Funds. In certain cases, additional policies are required. The revised policies will be, with variations required by the specific investment focus of a fund, the standard form for funds in the Smith Barney/Citi fund complex. At the Meeting, you will be asked to approve the revised policies. You may approve all of the changes as a whole or consider each policy individually.

  The revised policies maintain important shareholder protections while providing flexibility to respond to future changes in applicable law. In some cases only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate administration of the Funds and simplify compliance monitoring.


  THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVES OF THE FUNDS, WHICH REMAIN UNCHANGED. EACH FUND WILL CONTINUE TO BE MANAGED IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED IN ITS PROSPECTUS.


  Each investment policy proposed to be revised, eliminated or added is discussed below. Unless otherwise noted, each policy and the related discussion apply to each of the Funds. Appendix B lists the fundamental policies that will apply to each Fund if approved by shareholders of that Fund. Appendix C lists each Fund's current fundamental investment policies and the proposed action to be taken with respect to each policy.

1.  Borrowing

  It is proposed that the policy concerning borrowing provide that the Funds may borrow money to the fullest extent permitted by applicable law.

  Currently, each Fund other than the International Aggressive Growth Fund may borrow only from banks and only for extraordinary or emergency purposes, including the meeting of redemption requests. The Large Cap Core Fund and Growth and Income Fund may borrow up to 10% of their total assets; the other Funds may borrow up to 1/3 of their assets. In addition, the Large Cap Core Fund and Growth and Income Fund may not make any investments if borrowing exceeds 5% of their total assets. The International Aggressive Growth Fund may borrow up to 25% of its total assets for any purpose, including leverage.

  The Investment Company Act of 1940 (the federal law governing mutual funds, and referred to, in this proxy statement, as the 1940 Act) does not require that borrowings be made solely for extraordinary or emergency purposes or to meet redemption requests. It is possible that the Funds' existing policies could prevent them from borrowing when it is in the best interests of shareholders to do so. The revised policy would permit each Fund to borrow for leverage.

  Currently, the 1940 Act permits investment companies like the Funds to borrow money so long as there is 300% asset coverage of the borrowings. This means that the revised policy will increase the amount that the Large Cap Core Fund, Growth and Income Fund and International Aggressive Growth Fund may currently borrow to 1/3 of that Fund's assets. If there is a subsequent change in law, the revised policy will give each Fund the maximum amount of flexibility to borrow to the extent permitted by applicable law. If a Fund intends to borrow to any material extent, this intention will be disclosed in that Fund's prospectus or statement of additional information.

2.  Pledging Assets -- Removal of Policy
    Changes proposed for the Large Cap Core Fund, Growth and Income Fund and International Aggressive Growth Fund

  It is proposed that the policy restricting the ability of each of these Funds to pledge its assets be removed. Currently, the Large Cap Core Fund and Growth and Income Fund may pledge up to 5% of their assets, and the International Aggressive Growth Fund may pledge its assets only to secure permitted borrowings. The 1940 Act does not place any limit on the percentage of assets that a fund may pledge to secure borrowings, nor does it limit the reasons that a fund may pledge assets. Accordingly, it is proposed that this policy be removed.

3.  Underwriting Securities


  It is proposed that the policy concerning underwriting securities provide that each Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of each Fund may be invested in one or more investment companies to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as each Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

  The revised policy, if approved together with the removal of the proposal concerning investing in other investment companies discussed in paragraph 14 below, will allow each Fund to invest its assets in multiple investment companies to the extent permitted by law, giving each Fund the flexibility to convert to a master/feeder or fund-of-funds structure. The revised policy will also allow the Funds to take advantage of any future changes in law on this subject. None of the Funds presently intends to change its investment structure. Any such change would be disclosed in a Fund's prospectus or statement of additional information.


4.  Real Estate, Oil and Gas, Mineral Interests and Commodities


  It is proposed that the policy concerning real estate and commodities provide that each Fund may not purchase or sell real estate, commodities or commodity contracts in the ordinary course of its business. Each Fund also may not purchase or sell interests in oil, gas or mineral leases in the ordinary course of its business. A Fund may, however, purchase or sell securities secured by real estate or interests in real estate and securities of companies, such as real estate investment trusts, which deal in real estate or interests in real estate, or purchase and sell currencies and any type of option, futures contract and forward contract. Each Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies, and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.


  Currently, the Large Cap Core Fund, Growth and Income Fund and International Aggressive Growth Fund are prohibited from making any investment in real estate, but the International Aggressive Growth Fund may purchase or sell securities that are secured by real estate.

  The revised policy would permit each Fund to invest in securities issued by real estate investment trusts or other companies that deal in real estate as well as any security secured by real estate or interests in real estate. In addition, the revised policy clarifies that investments in currencies, any type of option contract, futures contracts and forward contracts are not prohibited.

  The revised policy makes only technical changes for the Premier Selections All Cap Growth Portfolio, Large Cap Core Portfolio, Growth and Income Portfolio and Select Government Portfolio.

5.  Investment in Warrants -- Removal of Policy
    Changes proposed for the Large Cap Core Fund and Growth and Income Fund

  Currently, the Growth and Income Fund is prohibited from investing in warrants, and the Large Cap Core Fund may invest in them only to a limited extent. This restriction was required by certain state laws that no longer apply to the Funds. This restriction also could prevent the Funds from making investments that could enhance Fund performance. Accordingly, it is proposed that this policy be deleted in its entirety.

6.  Issuance of Senior Securities


  It is proposed that each Fund adopt a policy providing that the Funds may issue senior securities to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements required under any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.


  Currently, the Large Cap Core Fund and Growth and Income Fund do not have a fundamental policy concerning the issuance of senior securities. Minor technical changes are being made to the senior securities policies of each other Fund to clarify the circumstances in which the Fund may issue senior securities, including pursuant to any exemptive relief under the 1940 Act. In addition, the revised policy clarifies that certain types of collateral arrangements are excluded from the restriction.

7.  Lending of Money or Securities


  It is proposed that the policy concerning lending provide that each Fund may make loans to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.


  Currently, each Fund is permitted to lend its portfolio securities. Loans of securities by the Large Cap Core Fund and Growth and Income Fund cannot exceed 10% of their total assets; this limit is 15% of total assets for the International Aggressive Growth Fund. The other Funds may lend their securities to the fullest extent permitted by applicable law. Currently, each Fund may not lend money to others except through the purchase of certain debt obligations, including repurchase agreements.

  The revised policy will permit each Fund to make loans, whether of money or securities, so long as the transactions are not prohibited by applicable law. Currently, regulatory interpretations limit the percentage of a fund's securities that may be loaned to 1/3 of its assets. Lending securities may be a source of income to the Funds and is permitted under the 1940 Act, subject to certain limitations. It is unlikely that any Fund would lend money, except to the extent that the purchase of debt securities or repurchase agreements can be considered a loan; however, a Fund could lend money to other funds advised by a Citigroup affiliate. These loans would require exemptive relief from the Securities and Exchange Commission (referred to, in this proxy statement, as the SEC).

  The revised policy makes only minor technical changes for the Premier Selections All Cap Growth Portfolio, Large Cap Core Portfolio, Growth and Income Portfolio and Select Government Portfolio.

8.  Repurchase Agreements -- Removal of Policy
    Changes proposed for the Large Cap Core Fund, Growth and Income Fund and International Aggressive Growth Fund

  It is proposed that the policy of each of these Funds concerning repurchase agreements provide that the Fund may not invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Fund's books). In conjunction with this revision, it is proposed that this policy become a non-fundamental policy. A non-fundamental policy may be changed by the Trustees without shareholder approval.

  Currently, these Funds are prohibited from entering into repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (15% for the International Aggressive Growth Fund) would be invested in these investments and any other illiquid investments.

  SEC policy interpretations currently limit a fund's investment in illiquid securities to 15% of the Fund's net assets taken at market value (10% for money market funds). Applicable law does not require the Funds to have a fundamental policy on this issue, and SEC policy interpretations concerning illiquid investments may change in the future. Each Fund therefore proposes to revise its current policy and make it non-fundamental in order to have the full flexibility permitted by applicable law and policy positions and to give the Trustees the ability to quickly conform the policy with any future changes in law and policy on this topic.

  Current SEC policies require that a fund's ability to invest in illiquid securities be disclosed in its prospectus. Each Fund's prospectus or statement of additional information complies with this policy.

9.  Concentration


  It is proposed that each Fund adopt a policy providing that the Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of the Fund's total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.


  Currently, the Premier Selections All Cap Growth Portfolio, Large Cap Core Portfolio, Growth and Income Portfolio and Select Government Portfolio do not have a fundamental policy concerning concentration. The revised policy makes only minor technical changes to each other Fund's current policy.

10.  Investments in a Single Issuer -- Removal of Policy
    Changes proposed for the Large Cap Core Fund, Growth and Income Fund and International Aggressive Growth Fund

  Currently, each of these Funds is prohibited from purchasing the securities of any issuer if, as a result of such purchase, as to 75% of its total assets, it would hold more than 10% of an issuer's outstanding voting securities or would invest more than 5% of its assets in any one issuer (securities issued by the U.S. Government or its agencies are not subject to this restriction). Currently, each Fund is "diversified" which means that by definition under the 1940 Act the Fund must follow these policies. A Fund cannot elect to change this "diversified" status without shareholder approval, and the Funds have no intention of making such a change. This means that removal of these policies will not impact the Funds' current investment strategy, but will merely allow them flexibility to adapt quickly to any future changes in applicable law. Accordingly, each Fund proposes to delete this investment policy.

11.  Margin -- Removal of Policy
    Changes proposed for the Large Cap Core Fund and Growth and Income Fund

  Currently, each of these Funds is prohibited from purchasing securities on margin. Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral against the loan. The staff of the SEC currently takes the position that margin transactions are prohibited by the 1940 Act because they involve borrowing from a broker (which is not permitted), rather than from a bank (which is permitted in certain circumstances). The Trustees have recommended the elimination of this policy to provide the Funds with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Accordingly, it is proposed that this policy be deleted in its entirety.

12.  Investing in Securities When Fund Management Also Invests -- Removal of
     Policy
    Changes proposed for the Large Cap Core Fund and Growth and Income Fund


  Currently, each of these Funds is prohibited from investing in securities of any company if any officer or trustee of the Funds or their investment adviser owns a certain percentage of the company's securities. This restriction was required by certain state laws that no longer apply to the Funds. The Trustees have recommended the elimination of this policy to provide each Fund with the maximum amount of flexibility permitted by applicable law. Accordingly, it is proposed that this policy be deleted in its entirety.


13. Investing to Acquire Control or Management -- Removal of Policy Changes proposed for the Large Cap Core Fund and Growth and Income Fund

  Currently, each of these Funds is prohibited from investing in companies for the purpose of acquiring control or management thereof. This policy is not required by applicable law, and in certain circumstances may unduly restrict Fund management from exerting influence with the management of issuers in which a Fund invests when to do so would be in the best interests of the Fund and its shareholders. Accordingly, it is proposed that this policy be deleted in its entirety.

14.  Investing in Other Investment Companies -- Removal of Policy
    Changes proposed for the Large Cap Core Fund and Growth and Income Fund


  Currently, each of these Funds is prohibited from investing in the securities of other investment companies, with certain exceptions. This current policy is more restrictive than the 1940 Act, which permits mutual funds to invest their assets in one or more investment companies so long as certain conditions are met. Removal of the policy, if approved together with the amendment to the policy concerning underwriting discussed in paragraph 3 above, will allow each Fund to invest its assets in one or more investment companies to the extent permitted by law, allowing each Fund the flexibility to convert to a master/feeder or fund-of-funds structure, as more fully described in paragraph 3 above. Accordingly, it is proposed that this policy be deleted in its entirety.


15.  Purchase of Illiquid Securities -- Removal of Policy
    Changes proposed for the Large Cap Core Fund and Growth and Income Fund


  Currently, each of these Funds cannot invest more than 5% of its assets in illiquid securities. This policy does not apply to certain securities where the Fund's investment adviser decides that a liquid market for the security exists. This policy is more restrictive than the current policies of the SEC. As noted above in paragraph 8, SEC policy interpretations currently limit a fund's investment in illiquid securities to 15% of the Fund's net assets taken at market value (10% for money market funds). Applicable law does not require the Funds to have a fundamental policy on this issue, and SEC policy interpretations concerning illiquid investments may change in the future. The Trustees have recommended the elimination of this policy to provide the Funds with the maximum amount of flexibility permitted by applicable law and policy positions on this topic. Accordingly, it is proposed that this policy be deleted in its entirety.


16. Investing in Companies with Less Than Three Years' of Operation -- Removal of Policy
    Changes proposed for the Large Cap Core Fund and Growth and Income Fund

  Currently, each of these Funds is prohibited from investing more than 5% of its assets in companies having a record, together with predecessors, of less than three years' continuous operation. Investment companies are excluded from this prohibition. This policy was required by certain state laws that no longer apply to the Funds. The Trustees have recommended the elimination of this policy to provide the Funds with the maximum amount of flexibility permitted by applicable law.

17.  Options -- Removal of Policy
    Changes proposed for the Large Cap Core Fund and Growth and Income Fund

  Currently, each of these Funds is prohibited from purchasing or selling certain kinds of options. This policy was required by certain state laws which no longer apply to the Funds. The Trustees have recommended the elimination of this policy to provide the Funds with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Accordingly, it is proposed that this policy be deleted in its entirety.

  If this proposal is approved, each Fund would no longer be prohibited from engaging in a variety of options transactions and could use options to the extent permitted by applicable law. If any Fund intends to invest in options to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.

                   ----------------------------------------

  The Large Cap Core Fund and Growth and Income Fund currently are prohibited from purchasing any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco. No changes are proposed to this policy.

                                REQUIRED VOTE

  Approval of this Item as to a Fund will require the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting represented by proxy if holders of more than 50% of the voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

  THE BOARD OF TRUSTEES HAS UNANIMOUSLY CONCLUDED THAT THE PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND WILL BENEFIT THAT FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 4.  TO VOTE ON A MANAGEMENT AGREEMENT.

  You are being asked to approve a new Management Agreement between your Fund and Smith Barney Fund Management LLC, the Funds' current investment adviser (called, in this proxy statement, Smith Barney Management). The adoption of the new Management Agreement is proposed in order to standardize the terms of agreements used in the Smith Barney/Citi fund complex. Adoption of the new Management Agreement will not change the contractual fees currently payable by each Fund.


  Currently, Smith Barney Large Cap Core Fund, Smith Barney Growth and Income Fund and Smith Barney International Aggressive Growth Fund operate under a management agreement with Smith Barney Management (called, in this proxy statement, the Existing Management Agreement); and Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large Cap Core Portfolio, Smith Barney Growth and Income Portfolio and Select Government Portfolio operate under an advisory agreement (called, in this proxy statement, the Existing Advisory Agreement) with Smith Barney Management (together, the Existing Agreements). The Existing Agreements were most recently approved by the Trustees on August 7, 2001. Each Existing Agreement was initially approved with respect to a Fund at the commencement of such Fund's operations. Smith Barney Management, a limited liability company formed September 21, 1999 and previously named SSB Citi Fund Management LLC, is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc. Smith Barney Management also provides investment advisory services to other investment companies affiliated with Citigroup Inc. The address of Smith Barney Management is 7 World Trade Center, New York, New York 10048.


  Smith Barney Management will continue to provide advisory and administrative services to each Fund under the new Management Agreement, including the provision of general office facilities and supervising the overall administration of the Funds. It is expected that the same personnel who currently provide advisory and administrative services for Fund assets will continue to do so after the Management Agreement is entered into and that services will be provided in substantially the same manner as they are currently provided. The contractual fees payable by each Fund will remain the same. If the Management Agreement is approved, the Existing Agreements with Smith Barney Management will be terminated. A copy of the proposed Management Agreement is included in this proxy statement as Appendix D. You should refer to Appendix D for the complete terms of the Management Agreement.

                    COMPARISON OF THE EXISTING AGREEMENTS
                         TO THE MANAGEMENT AGREEMENT

  Under the new Management Agreement, Smith Barney Management will continuously furnish an investment program for each Fund and will determine from time to time what securities are purchased, sold or exchanged, and what portion of the assets of the Fund are held uninvested. Smith Barney Management may also make recommendations as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to portfolio securities will be exercised, and will take all actions which Smith Barney Management deems necessary to implement the Fund's investment policies. The Existing Advisory Agreement contains similar provisions. The Existing Management Agreement does not specify Smith Barney Management's duties under the Agreement, but rather provides broadly that Smith Barney Management will assist in supervising all aspects of the Funds' operations.


  The new Management Agreement also requires Smith Barney Management to perform administrative and management services, including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of each Fund and for performing administrative and management functions; (ii) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, service agents, custodian and other independent contractors or agents; and (iii) maintaining the books and records of each Fund. The Existing Agreements contain similar provisions, but are more specific about the administrative duties to be provided. For example, the Existing Management Agreement provides that the Manager will supply the Funds with office facilities, stationery and office supplies, statistical and research data, data processing services, clerical, accounting, bookkeeping services, including the calculation of the Funds' net asset value, distribution fees and contingent deferred sales charges and similar fees, and internal executive and administrative services, and will prepare shareholder reports, tax returns and regulatory reports and filings.

  Like the Existing Agreements, the Management Agreement permits Smith Barney Management to enter into soft dollar arrangements with broker/dealers. Under such arrangements, if best price and execution could be obtained from more than one broker or dealer, Smith Barney Management could, in its discretion, purchase and sell securities through brokers or dealers that provide research, statistical and other information to Smith Barney Management, and, under the terms of both the Existing Management Agreement and the proposed Management Agreement, Smith Barney Management could pay a broker or dealer a commission greater than another broker may charge for the same transaction. The Existing Advisory Agreement does not specifically state that the manager is permitted to pay a broker or dealer a higher commission in connection with soft dollar transactions.


  Like the Existing Agreements, the new Management Agreement will be in effect for two years and may continue thereafter if its continuance is approved each year in accordance with applicable law. The Management Agreement may be terminated as to any Fund at any time without the payment of any penalty by the Trustees or Fund shareholders, or by Smith Barney Management, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Management Agreement also will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


  The new Management Agreement, like the Existing Management Agreement, provides that Smith Barney Management will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from the Manager's willful misfeasance or its bad faith or gross negligence in the performance of its obligations and duties, or by reason of the Manager's reckless disregard of its obligations and duties under the Agreement. The Existing Advisory Agreement provides that, unless otherwise agreed, the adviser will not be liable in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties under the Agreement.


                               MANAGEMENT FEES

  The advisory fees payable by each Fund under the Existing Agreements for the fiscal year ended October 31, 2000 are shown in the following table. Approval of the new Management Agreement will not change the amount of contractual fees currently payable by each Fund for investment advisory services.

                                    CONTRACTUAL ADVISORY
                                         FEES (AS A            AGGREGATE
                                         PERCENTAGE           CONTRACTUAL
                                       OF NET ASSETS)        ADVISORY FEES
                                       --------------        -------------

Large Cap Core Fund                          *                $31,264,546
Growth and Income Fund                       *                $ 9,663,674
International Aggressive Growth Fund       1.00%              $ 1,924,573
Premier Selections All Cap
  Growth Portfolio                         0.75%              $    79,789
Large Cap Core Portfolio                   0.75%              $    92,376
Growth and Income Portfolio                0.75%              $    65,219
Select Government Portfolio                0.60%              $    63,486


* 0.65% up to $1 billion; 0.60% of the next $1 billion; 0.55% of the next $1 billion; 0.50% of the next $1 billion; and 0.45% of net assets thereafter.


  Smith Barney Management currently is voluntarily waiving certain advisory fees in order to maintain the projected rate of total operating expenses for certain Funds.

  Affiliates of Smith Barney Management also currently serve as distributor, shareholder servicing agents and transfer agent for the Funds. These arrangements will not change as a result of the Management Agreement being implemented. The following tables show amounts paid to Smith Barney affiliates during the Funds' fiscal year ended October 31, 2000 for the services noted. There were no other material payments by the Funds to Smith Barney Management or any of its affiliates during that period.


                                                DISTRIBUTION/     TRANSFER
                                               SERVICING FEES    AGENT FEES
                                               --------------    ----------
Large Cap Core Fund                              $5,865,960        $60,847
Growth and Income Fund                           $2,799,689        $24,614
International Aggressive Growth Fund             $1,251,175        $46,442
Premier Selections All Cap Growth Portfolio          N/A           $ 5,000
Large Cap Core Portfolio                             N/A           $ 5,000
Growth and Income Portfolio                          N/A           $ 5,000
Select Government Portfolio                          N/A           $ 5,000


                                AGGREGATE BROKERAGE
                                    COMMISSIONS
                            PAID TO AFFILIATED BROKERS*
                           -----------------------------
                                             AS A
                                          PERCENTAGE
                                           OF TOTAL            NAME OF
                              DOLLAR       BROKERAGE          AFFILIATED
                             AMOUNTS      COMMISSIONS           BROKER
                             -------      -----------         ----------

Large Cap Core Fund          $ 13,591        0.42%      Robinson Humphrey
                             $144,948        4.51%      Salomon Smith Barney
Growth and Income Fund       $ 35,310        0.80%      Salomon Smith Barney
International Aggressive
  Growth Fund                $ 34,568        6.65%      Salomon Smith Barney
Premier Selections All
  Cap Growth Portfolio       $    108        1.19%      Salomon Smith Barney
Large Cap Core Portfolio     $    399        1.75%      Salomon Smith Barney
Growth and Income
  Portfolio                  $    160        1.74%      Salomon Smith Barney
Select Government
  Portfolio                  $      0        0.00%

----------
* affiliates of Citigroup, Inc.


  Smith Barney Management provides investment advisory services to certain other funds which may have investment objectives and policies similar to those of the Funds. The fees that Smith Barney Management receives from those funds appear in Appendix E to this proxy statement.

                        THE EVALUATION BY THE TRUSTEES

  At a meeting on August 7, 2001, the Trustees considered the new Management Agreement and whether it is in the best interests of the Funds and their shareholders. The Trustees considered that the fees under the new Agreement were the same as under the Existing Agreements, and that the terms of the Agreements were similar. The Trustees considered the change in the standard of care with respect to the Existing Advisory Agreement and the more explicit language relating to soft dollars with respect to the Existing Management Agreement and determined that the terms of the proposed Management Agreement are fairly standard in the mutual fund industry and that there were advantages to both the Funds and to Smith Barney Management in having standardized agreements in effect for the fund complex.

  The Trustees also considered the benefits to Smith Barney Management from soft dollar arrangements with brokers. Although certain research, market and statistical information from brokers and dealers could be useful to the Funds and to Smith Barney Management, Smith Barney Management has advised the Funds that such information would be, in its opinion, only supplementary to Smith Barney Management's own research activities and the information would still have to be analyzed, weighed and reviewed by Smith Barney Management. It was noted that such information could be useful to Smith Barney Management in providing services to clients other than the Funds. Conversely, it was noted that information provided to Smith Barney Management by brokers and dealers through whom other clients of Smith Barney Management effect securities transactions could be useful to Smith Barney Management in providing services to the Funds.


  Based upon their review, the Trustees concluded that, with respect to each Fund, the new Management Agreement is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as were deemed relevant, the Trustees, including all of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act, unanimously approved, with respect to each Fund, the Management Agreement and voted to recommend its approval by Fund shareholders.


                                REQUIRED VOTE

  Approval of the Management Agreement as to a Fund will require the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF THE MANAGEMENT AGREEMENT.


  If shareholders of a Fund do not approve the Management Agreement, that Fund's Existing Advisory or Management Agreement will remain in effect.


ITEM 5. TO VOTE ON SERVICE PLANS FOR CLASS A, B, L, O AND P SHARES (only shareholders of the Large Cap Core Fund, Growth and Income Fund and International Aggressive Growth Fund vote on this Item).

  The Funds are proposing to replace their existing Distribution Plans with Service Plans in order to standardize the terms of the plans in the Smith Barney/Citi fund complex. The contractual fees payable under the proposed Service Plans will remain the same.


  The Large Cap Core Fund, Growth and Income Fund and International Aggressive Growth Fund have adopted Distribution Plans for their Class A shares, Class B shares and Class L shares. The Growth and Income Fund also has adopted Distribution Plans for its Class O shares and Class P shares. The current Distribution Plans for Class A and Class B shares were initially approved by the Funds' Trustees on June 5, 2000, the current Distribution Plan for Class L shares was initially approved on August 11, 2000, the current Distribution Plans for Class O and Class P shares were initially approved on September 11, 2000, and all of the Distribution Plans were most recently approved by the Funds' Trustees on August 7, 2001. The Funds are proposing to replace each Distribution Plan with a new Service Plan which will be adopted in accordance with Rule 12b-1. The maximum distribution and shareholder servicing fees which are currently payable and which would be payable under the new Service Plans are as follows:


                      CURRENT FEES
              ----------------------------                               TOTAL
                               SHAREHOLDER       TOTAL CURRENT         PROPOSED
  CLASS       DISTRIBUTION      SERVICING             FEES               FEES
  -----       ------------      ---------             ----               ----

Class A           N/A             0.25%              0.25%              0.25%
Class B          0.75%            0.25%              1.00%              1.00%
Class L          0.75%            0.25%              1.00%              1.00%
Class O          0.45%            0.25%              0.70%              0.70%
Class P          0.50%            0.25%              0.75%              0.75%

  Each class will vote on its proposed Service Plan separately. Failure of a class to approve the Service Plan will not affect its adoption by any other class of the applicable Fund or any other Fund. The Service Plan for each class is identical, except for the fees payable under the Plan. A copy of the form of Service Plan is included in this proxy statement as Appendix F. You should refer to Appendix F for all of the terms of the proposed Service Plans.

          COMPARISON OF THE DISTRIBUTION PLANS TO THE SERVICE PLANS

  The fees payable under the proposed Service Plans may be used for both distribution and servicing of accounts. Specifically, these fees may be used to make payments to the distributor for distribution services, and to service agents and others as compensation for the sale of shares of each Fund, and to make payments for advertising, marketing or other promotional activity and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each Fund also may make payments to the distributor, service agents and others for providing personal service to shareholders or maintaining shareholder accounts. Under the Distribution Plans for Class A shares, payments are made only to financial professionals for servicing shareholder accounts. The Service Plans, unlike the Distribution Plans, also reference the imposition of charges on the purchase and redemption of Fund shares.

  Each Service Plan also recognizes that various Fund service providers, such as a Fund's manager or investment adviser, may make payments for distribution related expenses out of their own resources, including past profits or payments received from the Fund for other purposes, such as management fees, and that the Fund's distributor or shareholder servicing agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. Each Service Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan. The Distribution Plans do not have similar provisions.

  Under each Service Plan, as under the Distribution Plans, each Fund is obligated to pay fees to the distributor, service agents and others as compensation for their services and not as reimbursement for specific expenses incurred. This means that a Fund will not be obligated to pay more than the fees provided for in the Service Plan even if expenses exceed those fees, and if the expenses of the distributor, service agents or others are less than the fees paid to them, they will realize a profit.

  The Service Plans, like the Distribution Plans, provide that their continuance must be specifically approved at least annually by a vote of a majority of the non-interested Trustees, trustees who are not "interested persons" of the applicable Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans. The current Distribution Plans also require that their continuance must be specifically approved at least annually by a vote of a majority of the Board.

  The Service Plans, like the Distribution Plans, may be terminated with respect to a Fund by a majority vote of the non-interested Trustees or by a vote of a majority of outstanding shares of the applicable class and may not be materially amended without the approval of a majority of both the Trustees and the non-interested Trustees. The current Distribution Plans also allow for termination by vote of the Board. Under the Service Plans, as under the Distribution Plans, any amendment to the Plans that would materially increase the applicable class expenses must first be approved by the class shareholders.

  Under the Service Plans, as under the Distribution Plans, the distributor is required to preserve copies of any plan, agreement or report made pursuant to the Plans for a period of not less than six years from the date of the Plans, and for the first two years the distributor will preserve such copies in an easily accessible place.

                                  FEES PAID

  For the fiscal year ended October 31, 2000, the fees paid by the Funds under the Distribution Plans were as follows:

                                                                                                  INTERNATIONAL
                                                                                                    AGGRESSIVE
                           LARGE CAP CORE FUND                GROWTH AND INCOME                    GROWTH FUND
                       ------------------------------    ------------------------------     -----------------------------
                                       PERCENTAGE OF                     PERCENTAGE OF                     PERCENTAGE OF
                                       AVERAGE NET                       AVERAGE NET                       AVERAGE NET
CLASS                   FEES PAID          ASSETS         FEES PAID          ASSETS         FEES PAID          ASSETS
-------------------------------------------------------------------------------------------------------------------------
Class A                 $1,133,782         0.25%          $  511,442         0.25%          $  197,704         0.25%
Class B                 $4,732,100         1.00%          $2,288,164         1.00%          $1,053,300         1.00%
Class L                 $       78         1.00%          $       83         1.00%          $      171         1.00%
Class O                     *                *                *                *                *          *
Class P                     *                *                *                *                *          *
* Class O and Class P shares were not offered during the period.

  The following table shows amounts paid under the Distribution Plans during the Funds' fiscal year ended October 31, 2000 that were retained by Salomon Smith Barney Inc., the Funds' distributor, and amounts that were received by PFS Distributors, Inc. Salomon Smith Barney and PFS Distributors are Smith Barney affiliates.

                                            SALOMON SMITH             PFS
                                             BARNEY INC.      DISTRIBUTORS, INC.
                                             -----------      ------------------
Large Cap Core Fund                          $2,240,850           $12,698,150
Growth and Income Fund                       $  620,550           $ 3,516,450
International Aggressive Growth Fund         $  290,598           $ 1,646,668

                   THE EVALUATION BY THE BOARD OF TRUSTEES


  The Trustees have determined that approval of each Service Plan is in the best interests of each Fund and the shareholders of the class of that Fund serviced by the Plan. At a meeting on August 7, 2001, the Trustees considered, among other factors, the fees payable under the Service Plans, and that the contractual fees payable by each Fund would stay the same. The Trustees also considered the administrative convenience to both the Funds and the Funds' servicing agents of having standardized plans. The Trustees also considered the services covered by the Service Plans and the anticipated benefits to shareholders resulting from these services. The Trustees believe that the proposed Plans will enable each Fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts. The Trustees concluded that the fees provided in each Plan are fair and reasonable and in line with industry standards. As a result of these and other factors, the Trustees believe that each Service Plan is reasonably likely to benefit each Fund and its shareholders serviced by the Plan, and recommend that the shareholders of each class of each Fund approve the Service Plan for that class.


                                REQUIRED VOTE

  Each class of each Fund will vote separately on the proposed Service Plan for that class. The affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the applicable class present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the class are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the class, is required to approve the Service Plan for that class.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH CLASS VOTE FOR APPROVAL OF THE SERVICE PLAN.


  If a class of a Fund does not approve its Service Plan, the existing Distribution Plan for that class will remain in effect.


                                      * * *

                                   ACCOUNTANTS


  Ernst & Young, 787 Seventh Avenue, New York, New York 10019 served as the Funds' auditor until October 11, 2000. KPMG LLP, 757 Third Avenue, New York 10017, currently serves as the Funds' auditor. The change in auditors did not result from a dispute with Fund management.


AUDIT FEES


  For the fiscal year ended October 31, 2000, the aggregate fees billed by KPMG for professional services rendered for the audit of the Funds' annual financial statements and the review of interim financial statements were $292,000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES


  For the fiscal year ended October 31, 2000, no fees were billed by Ernst & Young or KPMG for financial information systems design and implementation services rendered to the Funds, Smith Barney Fund Management LLC or affiliates of Citigroup.


ALL OTHER FEES


  For the fiscal year ended October 31, 2000, the aggregate fees billed by Ernst & Young and KPMG for non-audit services (other than financial information systems design and implementation), including tax-related services, provided to the Funds, Smith Barney Fund Management LLC and affiliates of Citigroup that provided services to the Funds were $31,500 and $5,066, respectively.


AUDIT COMMITTEE DETERMINATIONS


  The Funds' Audit Committee has considered whether the provision by KPMG of financial information systems design and implementation and other non-audit services is compatible with maintaining KPMG's independence.


                            OFFICERS OF THE FUNDS

  The following table presents certain information about the officers of the Funds, including their principal occupations for at least the past five years, although the titles may not have been the same throughout.

HEATH B. MCLENDON*              Chairman or Co-Chairman of the Board, Trustee
68 years of age                 or Director of seventy-seven investment
President since 12/31/97        companies associated with Citigroup; Chairman,
                                President and Chief Executive Officer,
                                Citigroup Fund Management LLC (since March
                                1996); Managing Director, Salomon Smith Barney
                                (since 1993); President, Travelers Investment
                                Adviser, Inc.

LEWIS E. DAIDONE*               Managing Director, Salomon Smith Barney; Chief
44 years of age                 Financial Officer, Smith Barney Mutual Funds;
Senior Vice President and       Director and Senior Vice President, Smith
Treasurer since 12/31/97        Barney Fund Management LLC and Travelers
                                Investment Adviser, Inc; Treasurer and Senior
                                Vice President or Executive Vice President of eighty-three investment companies associated with Citigroup.

IRVING DAVID*                   Director, Salomon Smith Barney; former
40 years of age                 Assistant Treasurer, First Investment
Controller since 02/06/01       Management Company; Controller or Assistant
                                Treasurer of fifty-three investment companies associated with Citigroup.

FRANCES GUGGINO*                Vice President, Citibank (since 1991).
43 years of age
Assistant Controller since 02/
06/01


PAUL BROOK*                     Director, Salomon Smith Barney; Managing
48 years of age                 Director, AMT Investors Capital Services Inc.
Assistant Controller since 02/  (from 1997 to 1998); Partner, Ernst & Young
06/01                           LLP (from 1990 to 1997); Controller or
                                Assistant Treasurer of forty-three investment companies associated with Citigroup (from 1997 to 1998).


ANTHONY PACE*                   Vice President, Mutual Fund Administration for
36 years of age                 Salomon Smith Barney Inc. (since 1986).
Assistant Treasurer since
02/06/01

MARIANNE MOTLEY*                Director, Mutual Fund Administration for
42 years of age                 Salomon Smith Barney Inc. (since 1994).
Assistant Treasurer since
01/05/98

ROBERT I. FRENKEL*              Managing Director and General Counsel, Global
46 years of age                 Mutual Funds for SSB Citi Asset Management
Secretary since 02/06/01        Group (since 1994); Secretary of seventeen
                                investment companies associated with
                                Citigroup.

THOMAS C. MANDIA*               Director and Deputy General Counsel, SSB Citi
39 years of age                 Asset Management Group (since 1992); Assistant
Assistant Secretary since       Secretary of seventeen investment companies
02/06/01                        associated with Citigroup.

ROSEMARY D. EMMENS*             Vice President and Associate General Counsel,
31 years of age                 SSB Citi Asset Management Group (since 1998);
Assistant Secretary since       Assistant Secretary of seventeen investment
02/06/01                        companies associated with Citigroup; Counsel,
                                The Dreyfus Corporation (from 1995 to 1998).

HARRIS GOLDBLAT*                Associate General Counsel, SSB Citi Asset
31 years of age                 Management Group (since 2000); Assistant
Assistant Secretary since       Secretary of seventeen investment companies
02/06/01                        associated with Citigroup; Associate, Stroock
                                & Stroock & Lavan LLP (from 1997 to 2000);
                                Associate, Sills Cummis Radin Tischman Epstein
                                & Gross (from 1996 to 1997); Clerk to the
                                Honorable James M. Havey, P.J.A.D. (from 1995
                                to 1996).
----------
*"Interested Persons" of the Funds for purposes of the Investment Company Act of 1940.

                 OFFICERS OF SMITH BARNEY FUND MANAGEMENT LLC

  The following table lists the principal executive officers and directors of Smith Barney Management. The address of each person listed is 7 World Trade Center, New York, New York 10048.

Heath B. McLendon                        Chairman, President and Chief
                                           Executive Officer
George Saks                              Director
Lewis E. Daidone                         Director and Senior Vice President
Michael J. Day                           Treasurer
William H. White                         Treasurer
Virgil H. Cumming                        Chief Investment Officer
Christina T. Sydor                       General Counsel and Secretary
Jeffrey Hiller                           Chief Compliance Officer


  Smith Barney Management is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc.

  The address of Smith Barney Management, Salomon Smith Barney Holdings Inc. and Citigroup Inc. is 7 World Trade Center, 40th Floor, New York, New York 10048.


                         INTERESTS OF CERTAIN PERSONS

  As of August 16, 2001, the Trustees and officers owned less than 1% of the outstanding shares of each Fund and, as to the Large Cap Core Fund, Growth and Income Fund and International Aggressive Growth Fund, any class of the Fund.


  As of August 16, 2001 to the best knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of the share class indicated.

                                                                                       PERCENTAGE
           FUND/CLASS                              NAME OF OWNER                       OF CLASS
           ----------                              -------------                       ----------
Large Cap Core Fund - Class A      PFPC Brokerage Services                              97.6377
                                   FBO Primerica Financial Services
                                   211 South Gulph Road
                                   King of Prussia, PA 19406

Large Cap Core Fund - Class B      PFPC Brokerage Services                              91.8360
                                   FBO Primerica Financial Services
                                   211 South Gulph Road
                                   King of Prussia, PA 19406

Large Cap Core Fund - Class 1      PFPC Brokerage Services                               100.00
                                   FBO Primerica Financial Services
                                   211 South Gulph Road
                                   King of Prussia, PA 19406

Growth and Income Fund - Class A   PFPC Brokerage Services                              52.6491
                                   FBO Primerica Financial Services
                                   211 South Gulph Road
                                   King of Prussia, PA 19406

Growth and Income Fund - Class B   PFPC Brokerage Services                              91.2525
                                   FBO Primerica Financial Services
                                   211 South Gulph Road
                                   King of Prussia, PA 19406

Growth and Income Fund - Class Y   Smith Barney Concert Series, Inc.                    43.2312
                                   Concert Growth - PNC Bank, N.A.
                                   Attn: Sheila Heacock
                                   8800 Timucum Blvd, 3FL, Ste 200
                                   Philadelphia, PA 19153-3111

                                   Smith Barney Concert Series, Inc.                    19.9501
                                   Concert High Growth -
                                     PNC Bank, N.A.
                                   Attn: Sheila Heacock
                                   8800 Timucum Blvd, 3FL, Ste 200
                                   Philadelphia, PA 19153-3111

                                   Smith Barney Concert Series, Inc.                    12.7133
                                   Select Growth - PNC Bank, N.A.
                                   Attn: Sheila Heacock
                                   8800 Timucum Blvd, 3FL, Ste 200
                                   Philadelphia, PA 19153-3111

                                   Smith Barney Concert Series, Inc.                    11.6654
                                   Concert Balanced - PNC Bank, N.A.
                                   Attn: Sheila Heacock
                                   8800 Timucum Blvd, 3FL, Ste 200
                                   Philadelphia, PA 19153-3111

                                   Smith Barney Concert Series, Inc.                     6.0428
                                   Select Balanced - PNC Bank, N.A.
                                   Attn: Sheila Heacock
                                   8800 Timucum Blvd, 3FL, Ste 200
                                   Philadelphia, PA 19153-3111

Growth and Income Fund - Class O   Dakrel R. Stephens                                    5.6490
                                   SSB IRA Rollover Custodian
                                   704 Cimarron Court
                                   Macon, GA 31220-8718

                                   Eastern Meat Farms Inc.                               5.2847
                                   401K Profit Sharing Plan 001
                                   F/B/O Pietra Louico
                                   3880 Sally Lane
                                   Oceanside, NY 11572-5935

Growth and Income Fund - Class 1   PFPC Brokerage Services                               100.00
                                   FBO Primerica Financial Services
                                   211 South Gulph Road
                                   King of Prussia, PA 19406

International Aggressive Growth    PFPC Brokerage Services                              80.1907
Fund - Class A                     FBO Primerica Financial Services
                                   211 South Gulph Road
                                   King of Prussia, PA 19406

International Aggressive Growth    PFPC Brokerage Services                              63.6838
Fund - Class B                     FBO Primerica Financial Services
                                   211 South Gulph Road
                                   King of Prussia, PA 19406

International Aggressive Growth    PFPC Brokerage Services                               100.00
Fund - Class 1                     FBO Primerica Financial Services
                                   211 South Gulph Road
                                   King of Prussia, PA 19406

Select Government Portfolio        Travelers Life Annuity Company                       81.0513
                                   Attn: Shareholder Accounting, GMS
                                   One Tower Square
                                   Hartford, CT 06183

                                   Travelers Life Annuity Co.                           10.4626
                                   Attn: Shareholder Accounting
                                   FBO First Citicorp Life Ins. Co.
                                   One Tower Square
                                   Hartford, CT 06183

                                   Travelers Insurance Company                           8.1217
                                   Attn: Shareholder Accounting
                                   One Tower Square
                                   Hartford, CT 06183

Premier Selections All Cap Growth  Travelers Life Annuity Company                       80.8110
Portfolio                          Attn: Shareholder Accounting, GMS
                                   One Tower Square
                                   Hartford, CT 06183

                                   Travelers Insurance Company                          12.7545
                                   Attn: Shareholder Accounting, GMS
                                   One Tower Square
                                   Hartford, CT 06183

                                   Travelers Life Annuity Company                        5.5836
                                   Attn: Shareholder Accounting
                                   FBO First Citicorp Life Ins. Co.
                                   One Tower Square
                                   Hartford, CT 06183

Growth and Income Portfolio        Travelers Life Annuity Company                       79.6575
                                   Attn: Shareholder Accounting, GMS
                                   One Tower Square
                                   Hartford, CT 06183

                                   Travelers Insurance Company                          14.2041
                                   Attn: Shareholder Accounting, GMS
                                   One Tower Square
                                   Hartford, CT 06183

                                   Travelers Life Annuity Company                        5.2628
                                   Attn: Shareholder Accounting
                                   FBO First Citicorp Life Ins. Co.
                                   One Tower Square
                                   Hartford, CT 06183

Large Cap Core Portfolio           Travelers Life Annuity Company                       76.7331
                                   Attn: Shareholder Accounting, GMS
                                   One Tower Square
                                   Hartford, CT 06183

                                   Travelers Insurance Company                          18.0274
                                   Attn: Shareholder Accounting, GMS
                                   One Tower Square
                                   Hartford, CT 06183

                           SUBMISSION OF PROPOSALS


  The Funds are series of a Massachusetts business trust, and as such are not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the Funds a reasonable time prior to the Funds' solicitation of proxies relating to such future meeting.

                            ADDITIONAL INFORMATION

  In the event that a quorum for the transaction of business is not present in person or by proxy at the Meeting, the persons named as appointed proxies on the enclosed proxy card intend to vote in favor of one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. If a quorum is present but if nonetheless sufficient votes in favor of one or more of the proposals set forth in the Notice of Special Meeting are not received at or prior to the Meeting, the persons named as appointed proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In that case, those persons named as appointed proxies will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The Meeting may be adjourned as to one or more Funds and as to one or more particular Items affecting any such Fund. The costs of any additional solicitation and of any adjournment session will be borne by the Funds.


              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


                        Smith Barney Large Cap Core Fund
                        Smith Barney Growth and Income Fund
                        Smith Barney International Aggressive Growth Fund Smith Barney Premier Selections All Cap Growth
                          Portfolio
                        Smith Barney Large Cap Core Portfolio
                        Smith Barney Growth and Income Portfolio
                        Select Government Portfolio


                                                             September 4, 2001

                                                                    APPENDIX A

                  (cover page and table of contents omitted)

                                   Form of

                             AMENDED AND RESTATED
                             DECLARATION OF TRUST
                                      OF
                        SMITH BARNEY INVESTMENT SERIES
                         Dated as of ________________

  WHEREAS, Smith Barney Investment Series was established pursuant to a Declaration of Trust dated January 29, 1987, as amended (the "Original Declaration"), for the investment and reinvestment of funds contributed thereto;

  WHEREAS, the Trustees desire that the beneficial interest in the Trust assets continue to be divided into transferable Shares of Beneficial Interest issued in one or more series, as hereinafter provided;

  WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;

  NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the Trust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (par value $.00001 per share) issued hereunder and subject to the provisions hereof, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows.

                                  ARTICLE I

                             NAME AND DEFINITIONS

  Section 1.1. Name. The name of the Trust is Smith Barney Investment Series.

  Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

    (a) "Administrator" means a party furnishing services to the Trust pursuant to any contract described in Section 4.3 hereof.

    (b) "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

    (c) "Commission" has the meaning given that term in the 1940 Act.

    (d) "Declaration" means this Amended and Restated Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration", "hereof", "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

    (e) "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

    (f) "Interested Person" has the meaning given that term in the 1940 Act.

    (g) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

    (h) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series or class, as the context may require, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof.

    (i) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

    (j) "Person" means and includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

    (k) "Shareholder" means a record owner of outstanding Shares.

    (l) "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series or class of Shares established by the Trustees pursuant to Section 6.11 hereof, transferable units into which such series or class of Shares shall be divided from time to time in accordance with the terms hereof. The term "Shares" includes fractions of Shares as well as whole Shares.

    (m) "Shareholder Servicing Agent" means a party furnishing services to the Trust pursuant to any shareholder servicing contract described in Section
  4.5 hereof.

    (n) "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section 4.5 hereof.

    (o) "Trust" means the trust hereunder.

    (p) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series or class of Shares pursuant to Section
  6.9 or Section 6.10 hereof.

    (q) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

    (r) "Trustees Emeriti" means those former Trustees who, from time to time, elect to serve as trustees emeriti of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeriti, in their capacity as such, are not Trustees of the Trust for any purpose and have no powers or obligations of Trustees hereunder.

                                  ARTICLE II

                                   TRUSTEES

  Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees.

  Section 2.2. Term of Office of Trustees. A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations of the 1940 Act, by the Trustees. Subject to all applicable provisions of the 1940 Act, a Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided or, if sooner, until his or her death or the election and qualification of his or her successor; except that:

    (a) any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by that Trustee and delivered to the Trust, which shall take effect upon such delivery or upon such later date as is specified therein;

    (b) any Trustee may be removed at any time, for cause (as determined by the Trustees), by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective;

    (c) any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

    (d) any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

    (e) any Trustee who has become incapacitated by illness or injury, as determined by a majority of the other Trustees in their reasonable judgment, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and

    (f) a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the voting power of the outstanding Shares of the Trust.

  Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, that Trustee's legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

  Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

  Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit. Any such appointment shall not become effective, however, until the person appointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to all applicable provisions of the 1940 Act.

  Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of the Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

  Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein.

                                 ARTICLE III

                              POWERS OF TRUSTEES

  Section 3.1. General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

  The enumeration of any specific power herein shall not be construed as limiting the aforesaid power or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.

    Section 3.2.  Investments. (a) The Trustees shall have the power:
    (i) to conduct, operate and carry on the business of an investment company;

    (ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

      (A) states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

      (B) the U.S. Government, any foreign government, or any political subdivision or any agency or instrumentality of the U.S. Government or any foreign government,

      (C) any international instrumentality,

      (D) any bank or savings institution, or


      (E) any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

      to retain Trust assets in cash and from time to time to change the investments in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and


    (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

  (b) The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

  (c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of the Trust or, as applicable, the Trust Property of each series of the Trust, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.

  Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee. Upon the resignation, retirement, removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

  Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section
6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise.

  Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

  Section 3.6. Delegation. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees, any Investment Adviser, Distributor, custodian, agent or independent contractor of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem appropriate or expedient.

  Section 3.7. Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

  Section 3.8. Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees, Trustees and Trustees Emeriti.

  Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of the Trustees. The Trustees may adopt By-Laws not inconsistent with the Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws at any time.

  Section 3.10. Miscellaneous Powers. Without limiting the foregoing, the Trustees shall have the power to:

    (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

    (b) enter into joint ventures, partnerships and any other combinations or associations;

    (c) elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, in each case with or without cause, and appoint and terminate any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

    (d) purchase, and pay for out of Trust Property, such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring Shareholders, any Administrator, Trustees, Trustees Emeriti, officers, employees, agents, any Investment Adviser, any Distributor, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

    (e) establish pension, profit-sharing, Share purchase, deferred compensation, and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

    (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including any Investment Adviser, Administrator, custodian, Distributor, Transfer Agent, Shareholder Servicing Agent and any dealer, to such extent as the Trustees shall determine;

    (g) guarantee indebtedness or contractual obligations of others;

    (h) determine and change the fiscal year of the Trust or any series thereof and the method by which its accounts shall be kept; and

    (i) adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

                                  ARTICLE IV

                              SERVICE PROVIDERS

  Section 4.1. Investment Adviser. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust or any series thereof on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

  Section 4.2. Distributor. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more exclusive or non-exclusive distribution contracts providing for the sale of Shares of one or more series or classes whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements or agency agreements with securities dealers or other Persons to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

  Section 4.3. Administrator. The Trustees may in their discretion from time to time enter into one or more administrative services contracts whereby the other party to each such contract shall undertake to furnish such administrative services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the Declaration or the By-Laws.

  Section 4.4. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

  Section 4.5. Transfer and Shareholder Servicing Agents. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws. Such services may be provided by one or more Persons.

  Section 4.6. Parties to Contract. Any contract of the character described in any Section of this Article IV may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this
Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 through 4.5 above, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.6.

                                  ARTICLE V

                  LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                             TRUSTEES AND OTHERS

  Section 5.1. No Personal Liability of Shareholders. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of the Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.

  Section 5.2. Non-Liability of Trustees and Others. No Trustee, Trustee Emeriti, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust; and all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee, Trustee Emeriti, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office.

  Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

    (i) every person who is or has been a Trustee, Trustee Emeriti or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee, Trustee Emeriti or officer and against amounts paid or incurred by that individual in the settlement thereof;

    (ii) the words "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

  (b) No indemnification shall be provided hereunder to a Covered Person:

    (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

    (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

    (iii) in the event of a settlement involving a payment by a Trustee, Trustee Emeriti or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

      (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

      (B) by written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law.

  (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

    (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

    (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel selected as provided in Section 5.3(b)(iii)
  (B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

  As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

  (e) In making a determination under Section 5.3(b)(iii) as to whether a Covered Person engaged in the conduct described therein, or under Section 5.3(d)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust or series and its shareholders.

  Section 5.4. No Bond Required. No Trustee, Trustee Emeriti or officer shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

  Section 5.5. No Duty of Investigation; Notice in Trust Instruments. No purchaser, lender, Shareholder Servicing Agent, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as or on behalf of Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital deemed appropriate, but the omission of such recital shall not operate to bind any of the Trustees, officers or Shareholders individually. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, Trustees Emeriti, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

  Section 5.6. Good Faith Action; Reliance on Experts. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon advice of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Adviser, the Distributor, Transfer Agent, custodian, any Shareholder Servicing Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

  Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

  Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

                                  ARTICLE VI

                        SHARES OF BENEFICIAL INTEREST

  Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder may be divided into transferable Shares of Beneficial Interest, par value $.00001 per share, which may be divided into one or more series and classes as provided in Sections 6.9 and 6.10 hereof. The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

  Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class of Shares. By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.

  Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

  Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of the Trust or of any series or class into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series or class. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

  Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent or, upon the vote of a majority of the Trustees of the Trust, at an office of any one or more Shareholder Servicing Agents, which register or registers, taken together, shall contain the names and addresses (which may be addresses for electronic delivery) of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register or registers shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. Unless the Trustees have authorized a Shareholder Servicing Agent to keep a register of Shares, that Shareholder Servicing Agent shall be the holder of record of all outstanding Shares shown on the records of the Transfer Agent as being held by such Shareholder Servicing Agent. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to that Shareholder as provided herein or in the By-Laws, until the Shareholder has given his or her address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon, or, if the Trustees have authorized a Shareholder Servicing Agent to keep the register for the Shares of such Shareholder, such Shareholder Servicing Agent (as used in the Declaration, such Shareholder's "agent of record"). It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

  Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust in accordance with policies established by the Trustees from time to time. Until so transferred, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder.

  Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given
(i) if mailed, postage prepaid, addressed to any Shareholder of record at the Shareholder's last known address as recorded on the register of the Trust,
(ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.

  Section 6.8. Voting Powers. The Shareholders shall have power to vote only
(i) for the election of Trustees when that issue is submitted to Shareholders, and for the removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act, (iii) with respect to termination of the Trust or any series or class to the extent and as provided in Section 9.2 hereof, (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets to the extent and as provided in
Section 9.4 hereof, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.


  A Shareholder of each series or class shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights. Shares held in the treasury of the Trust shall not be voted.


  Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares entitled to vote and representing a majority of the voting power of the Shares voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class entitled to vote and voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter.

  Shares of all series shall be voted in the aggregate on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 6.9(g) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued and during any period when no Shares are outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. At any meeting of shareholders of the Trust or any series or class of the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and for which no voting instructions are received, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

  Section 6.9. Series of Shares. Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:

    (a) All Shares shall be identical (subject to such variations between classes of Shares as may be permitted in accordance with the terms of
  Section 6.10 hereof) except that there may be such variations between different series as are approved by the Trustees and as are consistent with applicable law.

    (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares of any Series, including outstanding Shares, unissued Shares and Shares previously issued and reacquired, into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

    (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.

    (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

    (e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section
  3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series.

    (f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be monthly or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. Subject to differences among classes, all dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number and value of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.

    (g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares of all series then entitled to vote shall be voted in the aggregate, except that
  (i) when required by the 1940 Act to be voted by individual series or class, Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that a matter affects only the interests of Shareholders of particular series or classes of Shares, only Shareholders of such series or classes of Shares, as applicable, shall be entitled to vote thereon.

  Section 6.10. Classes of Shares. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Board of Trustees and not prohibited by the 1940 Act.

  Section 6.11 Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.

  The series of Shares existing as of the date hereof are set forth in Appendix A hereto.

  The classes of Shares of each series existing as of the date hereof are set forth in Appendix B hereto.

                                 ARTICLE VII

                                 REDEMPTIONS

  Section 7.1. Redemptions. All Shares shall be redeemable based on a redemption price determined in accordance with this Section 7.1 and Article VIII of the Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed at the net asset value thereof next determined after acceptance of such request, less any applicable redemption fee or sales charge.

  Subject to Section 7.2 hereof, payment for said Shares shall be made to the Shareholder in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.

  Section 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw the Shareholder's request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

  Section 7.3. Redemption of Shares; Disclosure of Holding. The Trustees may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any series has or may become concentrated in such Shareholder to an extent that would disqualify that series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable series or class. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 hereof.

  The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute), or to comply with the requirements of any other law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law or regulation.

                                 ARTICLE VIII

                 DETERMINATION OF NET ASSET VALUE, NET INCOME
                    AND DISTRIBUTIONS; REDUCTION IN SHARES

  The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-laws or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable. With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.

                                  ARTICLE IX

                       DURATION; TERMINATION OF TRUST;
                           AMENDMENT; MERGERS, ETC.

  Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

  Section 9.2. Termination of Trust. (a) The Trust may be terminated at any time (i) by a Majority Shareholder Vote of the holders of its Shares, or (ii) by the Trustees by written notice to the Shareholders. Any series of the Trust, or any class of any series, may be terminated at any time (i) by a Majority Shareholder Vote of the holders of Shares of that series or class, or
(ii) by the Trustees by written notice to the Shareholders of that series or class. Upon the termination of the Trust or any series of the Trust:

    (i) The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

    (ii) The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under the Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of the series to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

    (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series according to their respective rights.

The foregoing provisions shall also apply mutatis mutandis to the termination of any class.

  (b) After termination of the Trust or series or class and distribution to the Shareholders of the Trust or series or class as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series or class, and the rights and interests of all Shareholders of the Trust or series or class shall thereupon cease.

  Section 9.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration to designate or redesignate series or classes, to change the name or principal office of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act and the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in
Section 6.8; (ii) any amendment to this Section 9.3(a); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders of such series or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.

  (b) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, Trustees Emeriti, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to
Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

  (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders (if applicable) or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

  (d) Notwithstanding any other provision hereof, until such time as Shares of a particular series or class are first issued the Declaration may be terminated or amended in any respect as to that series or class, and as to any series or class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

  Section 9.4. Merger, Consolidation and Sale of Assets. Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized (a) at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of all series of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the holders of Shares representing a majority of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above. Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

  Section 9.5. Incorporation, Reorganization. The Trustees may, without the vote or consent of Shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust or series or class of a trust, unit investment trust, partnership, limited liability company, association or other organization to acquire all or a portion of the Trust Property (or all or a portion of the Trust Property allocated or belonging to a particular series or class) or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer such Trust Property to any such corporation, trust or series or class of a trust, partnership, limited liability company, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust (or series or class thereof), partnership, association or other organization if and to the extent permitted by law. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 9.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

                                  ARTICLE X

                                MISCELLANEOUS


  Section 10.1. Filing. The Declaration and any subsequent amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other place or places as may be required under the laws of The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by an officer or Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some other time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.


  Section 10.2. Governing Law. The Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

  Section 10.3. Principal Office. The principal office of the Trust is 388 Greenwich Street, New York, New York. The agent for service of process in The Commonwealth of Massachusetts is Corporation Service Company, 84 State Street, Boston, Massachusetts 02109. The Trustees, without a vote of Shareholders, may change the principal office or registered agent of the Trust.

  Section 10.4. Counterparts. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

  Section 10.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be an officer or Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of the Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

  Section 10.6. Provisions in Conflict with Law or Regulations.

    (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company or other provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

    (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

                                                                    Appendix A
                                                       to Declaration of Trust

                              ESTABLISHMENT AND
                      DESIGNATION OF SERIES OF SHARES OF
                             BENEFICIAL INTEREST

  The Trustees of the Trust, acting pursuant to the Trust's Declaration, have previously established and designated the series (each, a "Fund") of Shares of Beneficial Interest listed below.

  1. The Funds are Smith Barney Large Cap Core Fund, Smith Barney Growth and Income Fund, Smith Barney International Aggressive Growth Fund, Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large Cap Core Portfolio, Smith Barney Growth and Income Portfolio and Select Government Portfolio.

  2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund. Each Share of each Fund shall be redeemable as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to vote on matters on which Shares of the Fund shall be entitled to vote as provided in Section 6.8 of the Trust's Declaration, shall represent a pro rata beneficial interest in the assets allocated or belonging to the Fund, and shall be entitled to receive its pro rata share of the net assets of the Fund upon liquidation of the Fund, all as provided in Section
6.9 of the Declaration. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

  3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall have been deemed effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the 1940 Act or any successor rule, and the Declaration.

  4. The assets and liabilities of the Trust shall be allocated among each Fund and any series of the Trust designated in the future as set forth in
Section 6.9 of the Declaration.

  5. Subject to the provisions of Section 6.9 and Article IX of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of each Fund, or otherwise to change the special and relative rights of each Fund.

  6. Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund.

                                                                    Appendix B
                                                       to Declaration of Trust

                        ESTABLISHMENT AND DESIGNATION
                                  OF CLASSES

  Pursuant to Section 6.10 of the Declaration, the Trustees have divided the Shares of each series of the Trust to create the classes of Shares, within the meaning of Section 6.10, listed below.

  1. The classes of Shares are designated as follows:
     Smith Barney Large Cap Core Fund and Smith Barney International Aggressive Growth Fund: Class A shares, Class B shares, Class L shares, Class Y shares and Class 1 shares.

     Smith Barney Growth and Income Fund: Class A shares, Class B shares, Class L shares, Class O shares, Class P shares, Class Y shares, Class 1 Shares.

  2. Shares of each class are entitled to all the rights and preferences accorded to Shares under the Declaration.

  3. For Shares of each class, the purchase price, the method of determination of the net asset value, the price, the terms and manner of redemption, any conversion feature, the relative dividend rights of holders thereof, and any other rights, privileges, features or qualifications, shall be as determined from time to time by the Trustees of the Trust in accordance with the Declaration, as set forth in the current prospectus and statement of additional information of the Trust or any series thereof relating to the class, as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.

  4. A class of Shares of any series of the Trust may be terminated by the Trustees at any time by written notice to the Shareholders of the class.

  5. The designation of each class of Shares of the Fund hereby shall not impair the power of the Trustees from time to time to designate additional classes of Shares of the Fund.

  6. Subject to the applicable provisions of the 1940 Act and the Declaration, the trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the classes designated hereby without any action or consent of the Shareholders.

                                                                    APPENDIX B

                       FUNDAMENTAL POLICIES TO APPLY TO
                     EACH FUND UPON SHAREHOLDER APPROVAL

  The Fund may not:


  (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

  (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

  (3) Real Estate, Oil and Gas, Mineral Interests: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

  (4) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

  (5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

  (6) Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

  (7) Companies with Revenue from Alcohol or Tobacco: purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco. (Large Cap Core Fund and Growth and Income Fund only)

                                                                    APPENDIX C

                 CURRENT FUNDAMENTAL INVESTMENT POLICIES AND
                         PROPOSED ACTION TO BE TAKEN

CURRENT FUNDAMENTAL POLICY                   REVISED FUNDAMENTAL POLICY

                                             A Fund may not:


(1) Each of the Large Cap Core Fund and      Borrow Money: borrow money except
Growth and Income Fund shall not borrow in   to the extent such borrowing is
excess of 10% of the market or other fair    not prohibited by the 1940 Act
value of its total assets, or pledge its     and exemptive orders granted
assets to an extent greater than 5% of the   under such Act.
market or other fair value of its total
assets, provided that so long as any         It is proposed that the
borrowing exceeds 5% of the value of the     restriction on pledging of assets
Fund's total assets, the Fund shall not      by the Large Cap Core Fund and
purchase portfolio securities. Any such      Growth and Income Fund be
borrowings shall be from banks and shall be  removed.
undertaken only as a temporary measure for extraordinary or emergency purposes.


The International Aggressive Growth Fund shall not borrow money from banks on a secured or unsecured basis, in excess of 25% of the value of its total assets.
Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of forward contracts, futures contracts, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance. This restriction shall not prevent International
Fund from entering into reverse repurchase agreements, provided that reverse repurchase agreements and any transactions constituting borrowing by the Fund may not exceed 33 1/3% of the Fund's net assets.
International Fund may not mortgage or
pledge its assets except to secure
borrowings permitted under this
restriction.


Each of the Premier Selections All Cap
Growth Portfolio, Large Cap Core Portfolio,
Growth and Income Portfolio and Select
Government Portfolio shall not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

                                             A Fund may not:

(2) Each of the Large Cap Core Fund, Growth  Underwrite Securities: underwrite
and Income Fund and International            securities issued by other
Aggressive Growth Fund shall not underwrite  persons, except that all or any
securities of other companies, except        portion of the assets of the Fund
insofar as a Fund might be deemed to be an   may be invested in one or more
underwriter for purposes of the Securities   investment companies, to the
Act of 1933 in the resale of any securities  extent not prohibited by the 1940
owned by the Fund.                           Act and exemptive orders granted
                                             under such Act, and except
Each of the Premier Selections All Cap       insofar as the Fund may
Growth Portfolio, Large Cap Core Portfolio,  technically be deemed an
Growth and Income Portfolio and Select       underwriter under the Securities
Government Portfolio shall not engage in     Act of 1933, as amended, in
the business of underwriting securities      selling a portfolio security.
issued by other persons, except to the
extent that the Fund may technically be
deemed to be an underwriter under the
Securities Act of 1933, as amended, in
disposing of portfolio securities.

                                             A Fund may not:

(3) Each of the Large Cap Core Fund and      Real Estate, Oil and Gas, Mineral
Growth and Income Fund shall not make any    Interests: purchase or sell real
investment in real estate, commodities or    estate (excluding securities
commodities contracts, or warrants except    secured by real estate or
that the Funds may engage in transactions    interests therein and securities
in futures and related options, and Large    of companies, such as real estate
Cap Core Fund may acquire warrants or other  investment trusts, which deal in
rights to subscribe to securities of         real estate or interests
companies issuing such warrants or rights,   therein), interests in oil, gas
or of parents or subsidiaries of such        or mineral leases, commodities or
companies, although Large Cap Core Fund may  commodity contracts (excluding
not invest more than 5% of its net assets    currencies and any type of
in such securities valued at the lower of    option, futures contract and
cost or market, nor more than 2% of its net  forward contract) in the ordinary
assets in such securities (valued on such    course of its business. The Fund
basis) which are not listed on the New York  reserves the freedom of action to
or American Stock Exchanges (warrants and    hold and to sell real estate,
rights represent options, usually for a      mineral leases, commodities or
specified period of time, to purchase a      commodity contracts (including
particular security at a specified price     currencies and any type of
from the issuer). Warrants or rights         option, futures contract and
acquired in units or attached to other       forward contract) acquired as a
securities are not subject to the foregoing  result of the ownership
limitations.                                 securities.


The International Aggressive Growth Fund     It is proposed that the
shall not make any investment in real        restriction on investing in
estate, commodities or commodities           warrants by the Large Cap Core
contracts, except that the Fund may engage   Fund and Growth and Income Fund
in transactions in forward commitments,      be removed.
currency transactions, futures contracts, foreign currency futures and related options and may purchase or sell securities which are secured by real estate or interests therein.


Each of the Premier Selections All Cap
Growth Portfolio, Large Cap Core Portfolio,
Growth and Income Portfolio and Select
Government Portfolio shall not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate
(including interests in limited
partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.


(4) Each of the Large Cap Core Fund and      It is proposed that this
Growth and Income Fund shall not invest in   fundamental policy be removed.
oil or other mineral leases, rights or
royalty contracts or exploration or
development programs, except that Large Cap
Fund and Growth and Income Fund may invest in the securities of companies which invest in or sponsor such programs.

                                             A Fund may not:


(5) The International Aggressive Growth      Senior Securities: issue any
Fund shall not issue senior securities, as   senior securities except to the
defined in the 1940 Act, except that this    extent not prohibited by the 1940
restriction shall not be deemed to prohibit  Act and exemptive orders granted
the Fund from (i) making and                 under such Act. For purposes of
collateralizing any permitted borrowings,    this restriction, collateral
(ii) making any permitted loans of its       arrangements with respect to any
portfolio securities, or (iii) entering      type of swap, option, forward
into repurchase agreements, utilizing        contract and futures contract and
options, futures contracts and foreign       collateral arrangements with
currency futures and options thereon,        respect to initial and variation
forward contracts, forward commitments and   margin are not deemed to be the
other investment strategies and instruments issuance of a senior security. that would be considered "senior
securities" but for the maintenance by the   It is proposed that this
Fund of a segregated account with its        fundamental policy be added for
custodian or some other form of "cover."     the Large Cap Core Fund and
                                             Growth and Income Fund.
Each of the Premier Selections All Cap
Growth Portfolio, Large Cap Core Portfolio,
Growth and Income Portfolio and Select
Government Portfolio shall not issue
"senior securities" as defined in the 1940
Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.


                                             A Fund may not:


(6) Each of the Large Cap Core Fund, Growth  Make Loans: make loans except to
and Income Fund and International            the extent not prohibited by the
Aggressive Growth Fund shall not lend money  1940 Act and exemptive orders
except by the purchase of bonds or other     granted under such Act.
debt obligations of types commonly offered
publicly or privately and purchased by       It is proposed that the
financial institutions, including            restriction on investing in
investments in repurchase agreements. A      repurchase agreements by the
Fund will not invest in repurchase           Large Cap Core Fund, Growth and
agreements maturing in more than seven days Income Fund and International (unless subject to a demand feature) if any Aggressive Growth Fund be revised such investment, together with any illiquid and made into a non-fundamental
securities (including securities which are   policy.
subject to legal or contractual
restrictions on resale) held by the Fund, exceeds 10% of the market or other fair value of its total net assets (15% in the case of International Aggressive Growth
Fund); provided, however, that illiquid
securities shall exclude shares of other open-end investment companies owned by the Fund but include the Fund's pro rata portion of the securities and other assets owned by any such company.


Each of the Premier Selections All Cap
Growth Portfolio, Large Cap Core Portfolio,
Growth and Income Portfolio and Select
Government Portfolio shall not make loans.
This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.


(7) Each of the Large Cap Core Fund, Growth  It is proposed that this
and Income Fund and International            fundamental policy be removed.
Aggressive Growth Fund shall not lend its portfolio securities in excess of 10% (15% in the case of International Aggressive
Growth Fund) of its total assets, both
taken at market value, provided that any loans shall be in accordance with the guidelines established for such loans by the Trustees as described under "Loans of Portfolio Securities," including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned.


                                             A Fund may not:


(8) Each of the Large Cap Core Fund, Growth  Concentration: purchase any
and Income Fund and International            securities of an issuer in a
Aggressive Growth Fund shall not invest      particular industry if as a
more than 25% of the value of its total      result 25% or more of its total
assets in securities of issuers in any       assets (taken at market value at
particular industry; provided, however,      the time of purchase) would be
this limitation shall exclude shares of      invested in securities of issuers
other open-end investment companies owned    whose principal business
by the Fund but include the Fund's pro rata  activities are in the same
portion of the securities and other assets   industry.
owned by any such company. (This does not
restrict any of the Funds from investing in  It is proposed that this
obligations of the U.S. Government and       fundamental policy be added for
repurchase agreements secured thereby.)      the Premier Selections All Cap
                                             Growth Portfolio, Large Cap Core
                                             Portfolio, Growth and Income
                                             Portfolio and Select Government
                                             Portfolio.

(9) Each of the Large Cap Core Fund, Growth  It is proposed that this
and Income Fund and International            fundamental policy be removed.
Aggressive Growth Fund shall not, with
respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer. Neither limitation shall apply to the acquisition of shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting them from the limitations imposed by Section 12(d)(1) of the 1940 Act.


(10) Each of the Large Cap Core Fund and     It is proposed that this
Growth and Income Fund shall not purchase    fundamental policy be removed.
securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by a Fund of an initial or variation margin in connection with futures contracts or related option transactions is not considered the purchase of a security on margin.

(11) Each of the Large Cap Core Fund and     It is proposed that this
Growth and Income Fund shall not invest in   fundamental policy be removed.
securities of any company if any officer or trustee of Smith Barney Investment Series or of the Manager owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer.

(12) Each of the Large Cap Core Fund and     It is proposed that this
Growth and Income Fund shall not invest in   fundamental policy be removed.
companies for the purpose of acquiring
control or management thereof.


(13) Each of the Large Cap Core Fund and     It is proposed that this
Growth and Income Fund shall not invest in   fundamental policy be removed.
the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokers commission) or as part of a merger, consolidation or other acquisition, except that Large Cap Core
Fund and Growth and Income Fund may acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting them from the limitations imposed by Section 12(d)(1) of the 1940 Act.

(14) Each of the Large Cap Core Fund and     It is proposed that this
Growth and Income Fund shall not purchase a fundamental policy be removed. restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Fund's assets would be invested in such securities; provided, however, that with respect to Large Cap Core Fund and Growth and Income Fund, this limitation shall exclude shares of other open-end investment companies owned by the Fund but include the Fund's pro rata portion of the securities and other assets owned by any such company. Illiquid securities include securities subject to legal or contractual restrictions on resale, which include repurchase agreements which have a maturity of longer than seven days. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act which the Trustees or the manager under Board approved guidelines may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.


(15) Each of the Large Cap Core Fund and     It is proposed that this
Growth and Income Fund shall not invest      fundamental policy be removed.
more than 5% of its assets in companies
having a record together with predecessors, of less than three years' continuous operation, except that Large Cap Core Fund and Growth and Income Fund may acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting them from the limitations imposed by Section 12(d)(1) of the 1940 Act.


(16) Each of the Large Cap Core Fund and     It is proposed that this
Growth and Income Fund shall not engage in   fundamental policy be removed.
option writing for speculative purposes or purchase call or put options on securities if, as a result, more than 5% of its net assets of the Fund would be invested in premiums on such options.


(17) Each of the Large Cap Core Fund and     No changes are proposed to this
Growth and Income Fund shall not purchase    policy.
any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco.

                                                                    APPENDIX D

                             MANAGEMENT AGREEMENT

                        SMITH BARNEY INVESTMENT SERIES

  MANAGEMENT AGREEMENT, dated as of ----------, by and between Smith Barney Investment Series, a Massachusetts business trust (the "Trust"), and Smith Barney Fund Management LLC, a Delaware limited liability company ("Smith Barney Management" or the "Manager").


                             W I T N E S S E T H:


  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and


  WHEREAS, the Trust wishes to engage Smith Barney Management to provide certain management services for the series of the Trust designated in Schedule A annexed hereto (the "Funds"), and Smith Barney Management is willing to provide such management services for the Funds on the terms and conditions set forth herein.


  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:


  1. Duties of Manager. (a) Smith Barney Management shall act as the Manager for each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of January 29, 1987, and By-Laws, as each may be amended and restated from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to each Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to a Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Funds' account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Funds as to deliveries of securities and payments of cash for the account of the Funds. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of a Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor or with its or their respective affiliates, or affiliates of affiliates, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at each Fund's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of a Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser. To the extent authorized by the Board of Trustees and subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or a portion of the assets of a Fund in one or more investment companies.


  (b) Subject to the direction and control of the Board of Trustees of the Trust, Smith Barney Management shall perform such administrative and management services as may from time to time be reasonably requested by the Trust with respect to each Fund, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and each Fund and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Funds' transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; and (iii) arranging for maintenance of books and records of the Trust with respect to each Fund. Notwithstanding the foregoing, Smith Barney Management shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder servicing agent of the Trust or any Fund. In providing administrative and management services as set forth herein, the Manager may, at its own expense, employ one or more subadministrators; provided that the Manager shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.


  2. Allocation of Charges and Expenses. Smith Barney Management shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Fund all of its own expenses allocable to that Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "affiliated persons" of Smith Barney Management; governmental fees; interest charges; brokerage fees and commissions; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, service agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of the meetings of the Trustees and of the Fund's shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

  3. Compensation of Manager. For the services to be rendered and the facilities to be provided by the Manager hereunder, the Trust shall pay to the Manager from the assets of each Fund a management fee computed daily and paid monthly at an annual rate equal to the lesser of (i) that percentage of that Fund's average daily net assets for the Fund's then-current fiscal year set forth opposite the Fund's name on Schedule A annexed hereto (the "Aggregate Management Fee"), minus that Fund's Aggregate Subadviser Fee (as defined below), if any, and (ii) the difference between that Fund's Aggregate Management Fee for the Fund's then-current fiscal year and the aggregate management fees allocated to that Fund for the Fund's then-current fiscal year from the registered investment company portfolios in which it invests (for which the Manager or an affiliate serves as investment adviser). To the extent that any Fund's Aggregate Subadviser Fee exceeds that Fund's Aggregate Management Fee, the Manager shall pay such amount to the applicable subadvisers on the Fund's behalf. A Fund's Aggregate Subadviser Fee is the aggregate amount payable by that Fund to subadvisers pursuant to agreements between the Trust on behalf of the Fund and the subadvisers. If the Manager provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to the Manager shall be accordingly adjusted and prorated.

  4. Covenants of Manager. The Manager agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Fund relative to the Manager and its directors and officers.

  5. Limitation of Liability of Manager. Smith Barney Management shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Smith Barney Management" shall include directors, officers and employees of the Manager as well as the Manager itself.

  6. Activities of Manager. The services of the Manager to the Funds are not to be deemed to be exclusive, the Manager being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and that directors, officers and employees of the Manager are or may become similarly interested in the Trust and that the Manager may be or may become interested in the Trust as a shareholder or otherwise.

  7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force for a period of two years from its effectiveness, on which date it will terminate unless its continuance with respect to a Fund after that date is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Smith Barney Management at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.


  This Agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

  This Agreement may be amended with respect to a Fund only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

  The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.


  8. Licenses. The Trust hereby agrees, on behalf of each Fund, to reimburse the Manager for any and all reasonable costs incurred by the Manager relating to the acquisition and retention of licenses to be used in connection with the management of that Fund.

  9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

  10. Use of Name. The Trust hereby acknowledges that any and all rights in or to the name "Smith Barney" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Manager; that the Manager may assign any or all of such rights to another party or parties without the consent of the Trust; and that the Manager may permit other parties, including other investment companies, to use the word "Smith Barney" in their names. If the Manager, or its assignee as the case may be, ceases to serve as the manager of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name and those of each of its series or classes so as to delete the word "Smith Barney."


  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the applicable Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of that Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

  The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


SMITH BARNEY                              SMITH BARNEY FUND MANAGEMENT LLC.
INVESTMENT SERIES
on behalf of the series listed
on Schedule A

By: ____________________________________ By: _________________________________

Title: _________________________________ Title: ______________________________

                                                                      Schedule A
                                                     to the Management Agreement


                                                               AGGREGATE MANAGEMENT FEE
                                                            (EXPRESSED AS A PERCENTAGE OF
                                                           EACH FUND'S AGGREGATE NET ASSETS
FUND                                                      FOR ITS THEN-CURRENT FISCAL YEAR)
----                                                      ---------------------------------

Smith Barney Large Cap Core Fund                            0.65% of the first $1 billion
and                                                         0.60% of the next $1 billion
Smith Barney Growth and Income Fund                         0.55% of the next $1 billion
                                                            0.50% of the next $1 billion
                                                            0.45% in excess of $4 billion

Smith Barney International Aggressive Growth Fund                       1.00%

Smith Barney Premier Selections All Cap Growth
Portfolio                                                               0.75%

Smith Barney Large Cap Core Portfolio                                   0.75%

Smith Barney Growth and Income Portfolio                                0.75%

Select Government Portfolio                                             0.60%

                                                                    APPENDIX E

      NET ASSETS
       10/31/00
     ($THOUSANDS)       FUND                                                      ADVISORY FEES
     ------------       ----                                                      -------------

                        The Consulting Group Capital Markets Funds
                        ------------------------------------------

             1,315,016  - Small Capitalization Growth Investments                 0.80%

               837,558  - Small Capitalization Value Equity Investments           0.80%

             2,360,836  - Large Capitalization Growth Investments                 0.60%

             1,980,474  - Large Capitalization Value Equity Investments           0.60%

                54,998  - Balanced Investments                                    0.60%

             1,381,557  - International Equity Investments                        0.70%

                     0  - Global Sciences & Technology Investments                0.90%*

               259,637  - Emerging Markets Equity Investments                     0.90%

                32,031  - Multi-Strategy Market Neutral Investments               1.80%*

                28,937  - S&P 500 Index Investments                               0.02%*

             4,655,577  Smith Barney Aggressive Growth Fund Inc.                  0.60%

             5,230,980  Smith Barney Appreciation Fund Inc.                       0.55% to $250M; 0.513% next
                                                                                  $250M; 0.476% on next $500M;
                                                                                  0.439% on next $1B; 0.402% on
                                                                                  next $1B; 0.365% on excess of
                                                                                  $3B

                        Smith Barney Allocation Series Inc.
                        -----------------------------------

               480,299  - Balanced Portfolio                                      0.35%

                53,474  - Income Portfolio                                        0.35%

               888,260  - High Growth Portfolio                                   0.35%

               966,250  - Growth Portfolio                                        0.35%

                36,571  - Global Portfolio                                        0.35%

               122,167  - Conservative Portfolio                                  0.35%

                        Smith Barney Equity Funds
                        -------------------------

               582,551  - Smith Barney Social Awareness                           0.55%

             2,926,318  Smith Barney Fundamental Value Fund Inc.                  0.55% to $1.5B;
                                                                                  0.50% of next 0.5B; 0.49% of
                                                                                  next $0.5B; 0.46% of next $1B;
                                                                                  0.38% on excess
                                                                                  over $3.5B

                        Smith Barney Funds, Inc.
                        ------------------------

             1,312,264  - Large Cap Value Fund                                    0.60% to $500M;
                                                                                  0.55% next $500M; 0.50% after
                                                                                  $1B

                        Smith Barney Income Funds
                        -------------------------

             2,136,576  - Premium Total Return Fund                               0.55%

               126,567  - Convertible Fund                                        0.50%

             1,082,131  - Balanced Fund                                           0.45%

                        Smith Barney Investment Trust
                        -----------------------------

             4,202,597  - Large Capitalization Growth Fund                        0.75%

             1,313,868  - Mid Cap Core Fund                                       0.75%

                        Smith Barney Investment Funds Inc.
                        ----------------------------------

               452,046  - Smith Barney Peachtree Growth Fund                      1.00% up to $250M; and 0.85% on
                                                                                  excess

               221,739  - Smith Barney Hansberger Global Value Fund               0.95%

               391,503  - Smith Barney Group Spectrum Fund                        0.65%

               156,804  - Smith Barney Small Cap Value Fund                       0.75%

               595,753  - Smith Barney Small Cap Growth                           0.75%

               732,032  - Smith Barney Premier Selections Large Cap               0.75%

               668,163  - Smith Barney Premier Selections All Cap Growth          0.75%

               249,146  - Smith Barney Premier Selections Global Growth           0.80%

                        Smith Barney Sector Series Inc.
                        -------------------------------

                73,720  - Financial Services Fund                                 0.80%*

                71,821  - Health Sciences Fund                                    0.80%*

               186,325  - Technology Fund                                         0.95%*

                35,864  - Global Biotechnology Fund                               0.95%*

                 8,759  - Global Media & Telecommunications Fund                  0.80%*

                 5,092  - Global Technology Fund                                  0.95%*

                        Smith Barney Principal Return Fund
                        ----------------------------------

               108,178  - Security and Growth Fund                                0.50%

                        Smith Barney Telecommunications Trust
                        -------------------------------------

                89,353  - Income Fund                                             0.55%

                        Smith Barney World Funds, Inc.
                        ------------------------------

             1,491,115  - International All Cap Growth Portfolio                  0.85%

                98,913  - European Portfolio                                      0.85%

                        Greenwich Street Series Fund
                        ----------------------------

                 6,681  - Intermediate High Grade Portfolio                       0.40%

                15,455  - Equity Income Portfolio                                 0.45%

                17,601  - Growth & Income Portfolio                               0.45%

               621,613  - Appreciation Portfolio                                  0.55%

                22,001  - Emerging Growth Portfolio                               0.75%

               359,000  - Fundamental Value Portfolio (NC)                        0.55%

                13,029  - International Equity Portfolio                          0.85%

                        Travelers Series Fund Inc.
                        --------------------------

               553,278  - Smith Barney Large Cap Value Portfolio                  0.65%

               436,082  - Smith Barney International All Cap Growth Portfolio     0.90%

               323,655  - Smith Barney Large Capitalization Growth Portfolio      0.75%

               163,530  - Smith Barney Aggressive Growth Portfolio                0.80%

                17,454  - Smith Barney Mid Cap Core Portfolio (NC)                0.75%*

                        Smith Barney Variable Account Funds
                        -----------------------------------

                 8,884  - Income and Growth Portfolio                             0.60%
----------
*Fee waiver in effect.

                                                                    APPENDIX F

                             FORM OF SERVICE PLAN

  SERVICE PLAN, dated as of ________, of Smith Barney Investment Series, a Massachusetts business trust (the "Trust"), with respect to its class of shares of beneficial interest designated [A] [B] [L] [O] [P] Shares, as such shares may be reclassified or redesignated by the Trustees from time to time (the "Shares").

  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

  WHEREAS, the Trust's shares of beneficial interest are divided into separate series representing interests in separate funds of securities and other assets, each such series being listed on Schedule A hereto (collectively with any series that may hereafter be established, except for any series which elects not to adopt this Plan, the "Series");

  WHEREAS, the Trust's shares of beneficial interest are divided into classes, including the Shares;

  WHEREAS, the Trust intends to distribute the Shares in accordance with Rule 12b-1 under the 1940 Act, and wishes to adopt this Plan as a plan of distribution pursuant to Rule 12b-1;

  WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and the holders of the Shares, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto;

  WHEREAS, an initial sales charge may be paid by investors who purchase the Shares, and any distributor that enters into a Distribution Agreement with respect to the Shares (the "Distributor"), broker-dealers, banks and other financial intermediaries may receive such sales charge as full or partial compensation for their services in connection with the sale of Shares;

  WHEREAS, each Series or the Distributor may impose certain deferred sales charges in connection with the repurchase of Shares by such Series, and the Series may pay to the Distributor, dealers and others, or the Series may permit such persons to retain, as the case may be, all or any portion of such deferred sales charges;

  NOW, THEREFORE, the Trust hereby adopts this Plan as a plan of distribution in accordance with Rule 12b-1 under the 1940 Act, with the terms of the Plan being as follows:


  1. Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may:


    (a) engage, directly or indirectly, in any activities primarily intended to result in the sale of Shares, which activities may include, but are not limited to (i) payments to the Distributor for distribution services, (ii) payments to broker-dealers, financial intermediaries (which may include banks) and others in respect of the sale of Shares, (iii) payments for advertising, marketing or other promotional activity, and (iv) payments for preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust; and

    (b) make payments, directly or indirectly, to the Distributor, broker-dealers, financial intermediaries (which may include banks) and others for providing personal service and/or the maintenance of shareholder accounts.

The Trust is authorized to engage in the activities listed above either directly or through other persons with which the Trust has entered into agreements related to this Plan.


  2. Sales Charges. It is understood that, under certain circumstances, an initial sales charge may be paid by investors who purchase Shares of a Series, and the Series may pay to the Distributor, broker-dealers, financial intermediaries (including banks) and others, or the Series may permit such persons to retain, as the case may be, such sales charge as full or partial compensation for their services in connection with the sale of Shares. It is also understood that, under certain circumstances, a Series or the Distributor may impose certain deferred sales charges in connection with the repurchase of Shares of such Series, and the Series may pay to the Distributor, securities dealers, financial institutions (including banks) and others, or the Series may permit such persons to retain, as the case may be, all or any portion of such deferred sales charges.

  3. Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures made pursuant to paragraph 1 above exceed an amount calculated at the rate of [0.25% (Class A)] [1.00% (Class B and Class L)] [0.70% (Class O)] [0.75% (Class P)] per annum of the average daily net assets represented by the Shares of each Series. Payments pursuant to this Plan may be made directly by the Trust to the Distributor or to other persons with which the Trust has entered into agreements related to this Plan. For purposes of determining the fees payable under this Plan, the value of such average daily net assets shall be computed in the manner specified in the applicable Series' then-current prospectus and statement of additional information with respect to such Shares.

  4. Trust's Expenses. The Trust shall pay all expenses of its operations, including the following, and such expenses shall not be subject to the limitation set forth in paragraph 3 above: organization costs of each Series; compensation of Trustees; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any manager or investment adviser, transfer agent, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Series; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Series (including but not limited to the fees of independent pricing services); expenses of meetings of Trustees and shareholders; expenses relating to the issuance, registration and qualification of shares; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.


  It is recognized that the manager or investment adviser to a Series may, from time to time, use its management fee revenues as well as past profits or its resources from any other source, to make payments to the Distributor or other parties with respect to any expenses incurred in connection with the distribution of the Shares of the Series, including the activities described in paragraph 1 above, and further that any Distributor, shareholder servicing agent or service agent may use its past profits or its resources from any other source, to make payments with respect to the distribution of the Shares of a Series, including the activities described in paragraph 1 above, and any such payments by such manager, investment adviser, Distributor, shareholder servicing agent or service agent shall not constitute expenditures made pursuant to this Plan and shall not be subject to the limitation set forth in paragraph 3 above. Notwithstanding the foregoing, to the extent that any payments made by a Series to any manager or investment adviser or any affiliate thereof, including payments made from such manager's or adviser's management or advisory fee, should be deemed to be indirect financing of any activity primarily intended to result in the sale of the Shares of such Series within the context of Rule 12b-1, then such payments shall be deemed to be authorized by this Plan but shall not be subject to the limitation set forth in paragraph 3 above.


  5. Term and Termination. (a) Unless terminated as herein provided, this Plan shall continue in effect with respect to the Shares of a Series for a period of one year from its effectiveness with respect to such Series as set forth on Schedule A hereto and shall continue in effect for such Series for successive periods of one year, but only so long as each such continuance is specifically approved by votes of a majority of both the Trustees of the Trust and the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval.


  (b) This Plan may be terminated at any time with respect to the Shares of any Series by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series.


  6. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 3 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series, and no material amendment to this Plan shall be made unless approved in the manner provided for annual continuance of this Plan in Section 5(a) hereof.

  7. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

  8. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

  9. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 8 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

  10. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the provisions of the 1940 Act.

                       SMITH BARNEY LARGE CAP CORE FUND

                     SMITH BARNEY GROWTH AND INCOME FUND

              SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND

                       SMITH BARNEY PREMIER SELECTIONS
                           ALL CAP GROWTH PORTFOLIO

                    SMITH BARNEY LARGE CAP CORE PORTFOLIO

                   SMITH BARNEY GROWTH AND INCOME PORTFOLIO

                         SELECT GOVERNMENT PORTFOLIO

                           SEVEN WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                         ----------------------------
                               Proxy Statement


                           For the Special Meeting
                        of Shareholders to be held on
                               October 15, 2001


                         ----------------------------

VOTING INSTRUCTION FORM          THE TRAVELERS INSURANCE COMPANY          VOTING INSTRUCTION FORM
                              THE TRAVELERS LIFE AND ANNUITY COMPANY
               INSTRUCTIONS OF VARIABLE ANNUITY CONTRACT OWNER FOR VOTING SHARES OF

                     SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO

The undersigned, revoking previous proxies, hereby instructs THE TRAVELERS INSURANCE COMPANY and/or THE TRAVELERS LIFE AND ANNUITY COMPANY (the "Insurance Company"), to vote all shares of the Portfolio named above (the "Portfolio"), a series of the Smith Barney Investment Series, that are held in the account of the undersigned, at the Special Meeting of the Shareholders of the
Portfolios, to be held at the offices of Bingham Dana LLP, 399 Park Avenue, 21st Floor, New York,
New York 10022-4689 on December 4, 2001, at 1:00 p.m. and at any adjournment or adjournments thereof. The Insurance Company is hereby instructed to vote on the proposals described in the
Proxy Statement dated September 4, 2001 as specified on the reverse. Receipt of the Notice of the
Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

VOTE THIS INSTRUCTION FORM TODAY. YOUR PROMPT RESPONSE WILL SAVE SMITH BARNEY INVESTMENT SERIES
THE EXPENSE OF ADDITIONAL MAILINGS.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THE PROPOSED MATTERS. IF THE INSTRUCTION FORM
IS PROPERLY EXECUTED AND RETURNED BUT NO SPECIFICATION IS MADE, THE FORM SHALL BE VOTED FOR EACH
PROPOSAL. AS TO ANY OTHER MATTER, THE INSURANCE COMPANY SHALL VOTE IN ACCORDANCE WITH ITS BEST
JUDGMENT. IF YOU DO NOT RETURN THIS INSTRUCTION FORM IN TIME TO BE VOTED AT THE MEETING OR ANY
ADJOURNMENT OF THE MEETING, THE INSURANCE COMPANY INTENDS TO VOTE YOUR SHARES PROPORTIONATELY IN
ACCORDANCE WITH THE INSTRUCTIONS IT RECEIVES FOR ALL OTHER SHARES IT HOLDS. THE BOARD OF TRUSTEES
OF SMITH BARNEY INVESTMENT SERIES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

                                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                                            VOTE VIA THE TELEPHONE: 1-800-597-7836

                                            ----------------------------------------------------
                                            CONTROL NUMBER: 999 9999 9999 999
                                            ----------------------------------------------------

                                            Note: Please sign exactly as your name(s) appear(s)
                                            on this instruction form. When signing as attorney,
                                            executor, administrator, trustee, guardian or as
                                            custodian for a minor, please sign your name and give
                                            your full title as such. If signing on behalf of a
                                            corporation, please sign the full corporate name and
                                            your name and indicate your title. If you are a
                                            partner signing for a partnership, please sign the
                                            partnership name and your name. Joint owners should
                                            each sign this form.

                                            -------------------------------------------------------
                                            Signature

                                            -------------------------------------------------------
                                            Signature of joint owner, if any

                                            -------------------------------------------------------
                                            Date                                       SIS_12016A-C

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: []

1. TO INSTRUCT THE INSURANCE COMPANY TO VOTE TO ELECT A BOARD OF TRUSTEES:                               FOR     AGAINST     FOR ALL
01 Elliott J. Berv                    02 Donald M. Carlton                03 A. Benton Cocanougher       ALL       ALL       EXCEPT
04 Mark T. Finn                       05 Riley C. Gilley                  06 Stephen Randolph Gross
07 Diana R. Harrington                08 Susan B. Kerley                  09 Heath B. McLendon           [ ]       [ ]        [ ]
10 Alan G. Merten                     11 C. Oscar Morong, Jr.             12 R. Richardson Pettit
13 Walter E. Robb, III                14 E. Kirby Warren

If you do not wish to instruct the Insurance Company to vote your shares "FOR" a particular nominee, mark the "For All Except" box and write the nominee's number on the line provided below. The Insurance Company will vote your shares for the remaining nominee(s).

------------------------------------------------------------------------------------------------         FOR     AGAINST    ABSTAIN
2. TO INSTRUCT THE INSURANCE COMPANY TO VOTE ON AN AMENDED AND RESTATED DECLARATION OF TRUST.            [ ]       [ ]        [ ]

3. TO INSTRUCT THE INSURANCE COMPANY TO VOTE ON AMENDING THE FUNDAMENTAL POLICIES.
   TO AMEND, REMOVE OR ADD A POLICY CONCERNING:                                                          FOR     AGAINST     FOR ALL
01 Borrowing                                         10 Investments in a Single Issuer                   ALL       ALL       EXCEPT
02 Pledging Assets                                   11 Margin
03 Underwriting Securities                           12 Investing in Securities When Fund                [ ]       [ ]        [ ]
04 Real Estate, Oil and Gas, Mineral                    Management Also Invests
   Interests, and Commodities                        13 Investing to Acquire Control or Management
05 Investment in Warrants                            14 Investing in Other Investment Companies
06 Issuance of Senior Securities                     15 Purchase of Illiquid Securities
07 Lending of Money or Securities                    16 Investing in Companies with Less Than
08 Repurchase Agreements                                Three Years of Operation
09 Concentration                                     17 Options

If you do not wish to instruct the Insurance Company to vote your shares "FOR" a particular policy, mark the "For All Except" box and write the policy number on the line provided below.
The Insurance Company will vote your shares for the remaining policy(ies).

------------------------------------------------------------------------------------------------         FOR     AGAINST    ABSTAIN
4. TO INSTRUCT THE INSURANCE COMPANY TO VOTE ON THE MANAGEMENT AGREEMENT.                                [ ]       [ ]        [ ]


      EVERY VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR INSTRUCTION FORM IN THE ENCLOSED ENVELOPE.     SIS_12016C

PROXY CARD         SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND CLASS L         PROXY CARD

                          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD DECEMBER 4, 2001

The undersigned, revoking prior proxies, hereby appoints Heath B. McLendon, Thomas C. Mandia,
Rosemary D. Emmens, Harris Goldblat, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Fund
named above to be held at the offices of Bingham Dana LLP, 399 Park Avenue, 21st Floor, New
York, New York 10022-4689, on December 4, 2001, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF THIS PROXY CARD) HAVE BEEN
PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD
WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 2 THROUGH 5. THE PROXY WILL BE VOTED IN
ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTERS.

                                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                                            VOTE VIA THE TELEPHONE: 1-800-597-7836

                                            ----------------------------------------------------
                                            CONTROL NUMBER: 999 9999 9999 999
                                            ----------------------------------------------------


                                            NOTE: Please sign this proxy exactly as your name or
                                            names appears hereon. Joint owners should each sign
                                            personally. Trustees and other fiduciaries should
                                            indicate the capacity in which they sign, and where
                                            more than one name appears, a majority must sign. If
                                            a corporation, this signature should be that of an
                                            authorized officer who should state his or her
                                            title.

                                            -------------------------------------------------------
                                            Signature

                                            -------------------------------------------------------
                                            Signature of joint owner, if any

                                            -------------------------------------------------------
                                            Date                                       SIS_12016A-B

       PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: []

1. TO ELECT A BOARD OF TRUSTEES:                                                                         FOR     AGAINST     FOR ALL
01 Elliott J. Berv                    02 Donald M. Carlton                03 A. Benton Cocanougher       ALL       ALL       EXCEPT
04 Mark T. Finn                       05 Riley C. Gilley                  06 Stephen Randolph Gross
07 Diana R. Harrington                08 Susan B. Kerley                  09 Heath B. McLendon           [ ]       [ ]        [ ]
10 Alan G. Merten                     11 C. Oscar Morong, Jr.             12 R. Richardson Pettit
13 Walter E. Robb, III                14 E. Kirby Warren

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and write the nominee's number on the line provided below. Your shares will be voted for the remaining nominee(s).

------------------------------------------------------------------------------------------------         FOR     AGAINST    ABSTAIN
2. TO VOTE ON AN AMENDED AND RESTATED DECLARATION OF TRUST.                                              [ ]       [ ]        [ ]

3. TO VOTE ON AMENDING THE FUNDAMENTAL POLICIES. TO AMEND, REMOVE OR ADD A POLICY CONCERNING:
                                                                                                         FOR     AGAINST     FOR ALL
01 Borrowing                                         10 Investments in a Single Issuer                   ALL       ALL       EXCEPT
02 Pledging Assets                                   11 Margin
03 Underwriting Securities                           12 Investing in Securities When Fund                [ ]       [ ]        [ ]
04 Real Estate, Oil and Gas, Mineral                    Management Also Invests
   Interests, and Commodities                        13 Investing to Acquire Control or Management
05 Investment in Warrants                            14 Investing in Other Investment Companies
06 Issuance of Senior Securities                     15 Purchase of Illiquid Securities
07 Lending of Money or Securities                    16 Investing in Companies with Less Than
08 Repurchase Agreements                                  Three Years of Operation
09 Concentration                                     17 Options

If you do not wish your shares voted "FOR" a particular policy, mark the "For All Except" box and write the policy number below. Your shares will be voted for the remaining policy(ies).

------------------------------------------------------------------------------------------------         FOR     AGAINST    ABSTAIN
4. TO VOTE ON THE MANAGEMENT AGREEMENT.                                                                  [ ]       [ ]        [ ]

5. TO VOTE ON THE SERVICE PLAN FOR YOUR CLASS.                                                           FOR     AGAINST    ABSTAIN
                                                                                                         [ ]       [ ]        [ ]

                                                                                                                         SIS_12016A
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